As filed with the Securities and Exchange Commission on May 1, 2006

                    Securities Act registration no. 33-1398
                   Investment Company Act file no. 811-4466

------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A
                         ____________________________

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         Post-effective amendment no. 32                  [X]

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                               Amendment no. 34                           [X]
                         ____________________________

                               MONETTA FUND, INC.
                                 (Registrant)

                     1776-A South Naperville Road, Suite 100
                        Wheaton, Illinois  60187-8133
                       Telephone number:  630/462-9800
                         ____________________________

         Robert S. Bacarella                         Arthur Don
          Monetta Fund, Inc.                   Seyfarth Shaw LLP
  1776-A South Naperville Road, #100      55 E. Monroe Street, Suite 4200
     Wheaton, Illinois  60187-8133            Chicago, Illinois  60603

                             (Agents for service)
                          ____________________________

                Amending Parts A, B, and C and filing Exhibits.

            It is proposed that this filing will become effective:

                   immediately upon filing pursuant to rule 485(b)
                 x on May 1, 2006 pursuant to rule 485(b)
                   60 days after filing pursuant to rule 485(a)(1)
                   on                   pursuant to rule 485(a)(1)
                   75 days after filing pursuant to rule 485(a)(2)
                   on                      pursuant to rule 485(a)(2)


If appropriate, check the following box:

   ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Monetta Family
of Mutual Funds
No-Load







Monetta Fund

Monetta Trust
Select Technology Fund
Mid-Cap Equity Fund		[Logo Appears Here]
Balanced Fund
Intermediate Bond Fund
Government Money
  Market Fund











1-800-MONETTA                           Prospectus
www.monetta.com                         May 1, 2006




The Securities and Exchange Commission has not approved or disapproved of these securities, or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents



	Summary of the Funds				1

	Funds' Goals and Principal Strategies		1

	Principal Risks of Investing in the Funds	3

	Performance					5

	Fees and Expenses				11

	Investment Objectives and Strategies		13

	Investment Risks and Considerations		16

	Management					20

	Other Information				22

	Shareholder Manual				25

	Financial Highlights				39

				Fund Summary

Monetta Select Technology Fund, ("Select Technology"), Monetta Mid-Cap Equity Fund ("Mid-Cap Equity Fund"), Monetta Balanced Fund ("Balanced Fund"), Monetta Intermediate Bond Fund ("Intermediate Bond Fund"), and Monetta Government Money Market Fund ("Government Money Market Fund") are series of Monetta Trust (the "Trust"). Monetta Fund, Inc. ("Monetta Fund") and each of the Trust series are collectively referred to as the "Funds." All Funds are advised by Monetta Financial Services, Inc. (the "Adviser").


Monetta Fund, Select Technology Fund and Mid-Cap Equity Fund ("Growth Funds") are designed for long-term investors who seek growth of capital and who can tolerate the volatility and risks associated with common stock investments.
In selecting investments, emphasis is placed on stocks believed by the portfolio managers to have above average growth potential, with improving earnings per share growth, a history of growth and sound management and a strong balance sheet. A "bottom up" approach is used in choosing investments. That is to say, the portfolio managers look for companies with earnings growth potential one at a time.

Intermediate Bond Fund and Government Money Market Fund ("Fixed Income Funds") are designed for long-term investors who primarily seek current income associated with debt securities. The portfolio managers consider economic factors such as the effect of interest rates on the Fixed Income Funds' investments and then apply a "bottom up" approach in choosing investments.
The managers look for income-producing securities that meet the investment criteria, taking into account the effect the investments would have on total return, credit risk and average maturity of the portfolio. The Balanced Fund is designed for investors who seek a favorable total rate of return through a combination of capital appreciation and current income consistent with preservation of capital.

The following table sets forth in more detail the primary goals and strategies for each of the Funds.


Fund			Principal Strategies

Monetta Fund		Under normal market conditions, the Fund invests
Goal:  Seeks long-	(at the time of investment) at least 65% of its
term capital growth.	net assets in common stocks of companies of all
			market capitalization ranges. Based on market conditions, the fund may be over-weighted in volatile sectors relative to its benchmark.


Select Technology Fund	Under normal market conditions, invests (at the
Goal:  Seeks long-term	time of investment) at least 80% of its net assets,
capital appreciation.	plus the amount of any borrowings for investment
			purposes, in common stocks of technology-related companies that the Adviser believes to be leading companies in the technology sector. Technology-related companies include companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The primary industries within the technology sector include software, hardware, internet-related business, computer services, telecommunications, fiber optics and semi-conductor manufacturing and equipment. The Adviser determines whether a company is a technology company by consulting Bloomberg(tm) and other relevant third party sources. There is no limit on the market capitalization of the companies in which the fund may invest.


<Page 1>


Fund                    Principal Strategies (Cont'd)

Mid-Cap Equity Fund	Under normal market conditions, the fund invests
Goal:  Seeks long-term	(at the time of investment) at least 80% of its
capital growth.		net assets, plus any borrowings for investment
			purposes, in companies with market capitalization between $1 billion and $10 billion. Based on market conditions, the fund may be over-weighted in volatile sectors relative to its benchmark.


Balanced Fund		Under normal market conditions, the fund invests
Goal:  Seeks a		(at the time of investment) at least 25% in fixed
favorable total rate	income securities, which generally will consist
of return through a	of U.S. Government securities and corporate bonds
combination of		and debentures rated A or better, with an average
capital appreciation	weighted portfolio maturity of 3 to 10 years, and
and current income	at least 25% in equity securities (common stock).
consistent with		There is no limit on the type of industry or
preservation of 	market capitalization of the companies in which
capital.		the fund may invest. The Balanced Fund may
			emphasize fixed income securities or equity securities or hold equal amounts of both, depending upon the Adviser's analysis of market, financial and economic conditions. The fund does not presently intend to invest more than 5% of its assets in securities rated below investment grade
			(commonly called "junk bonds") or, if unrated, determined by the Adviser to be of comparable credit quality.


Intermediate Bond Fund	Under normal market conditions, the fund invests
Goal:  Seeks high	(at the time of investment) at least 80% of its
current income		net assets, plus the amount of any borrowings for
consistent with		investment purposes, in bonds, which include a
preservation of		variety of debt securities including corporate
capital.		bonds and notes, government securities and
			securities backed by mortgages or other assets.
			In addition, the fund expects that the dollar-weighted average maturity of its portfolio will be between 3 and 10 years. At least 70% of total assets (at the time of investment) must be invested in U.S. Government securities or securities rated in the three highest investment grade categories by Moody's or S&P. The fund may invest up to 25% of its assets (at the time of investment) in straight-debt securities of foreign issuers payable in U. S. dollars.


Government		Invests only in securities issued or guaranteed
Money Market Fund	by the U.S. Government or its agencies maturing
Goal:  Seeks		in less than thirteen months.
maximum current
income with safety of
capital and maintenance
of liquidity.


The Funds' will mail a notice to their respective shareholders at least sixty
(60) days prior to any fund changing its name or name policy.


<Page 2>


				FUND RISKS

No investment is suitable for everyone. The principal risk of investing in each fund is that returns may vary and you may lose some or all of the money you invest. The value of a fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases.
If the value of a fund's portfolio decreases, the fund's net asset value
(NAV) would also decrease, which means if you sold your shares, you would receive less money. The other risks inherent in each fund depend primarily upon the types of securities in each fund's portfolio, as well as on market conditions. There is no guarantee that a fund will achieve its objective.

An investment in any fund is not a bank deposit and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Monetta Fund, Mid-Cap Equity Fund, Select Technology Fund and Balanced Fund primarily invest in growth companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, stock value can decline even if there is an increase in earnings.
In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.


Fund                 	Principal Risks of Investing in the Funds

Monetta Fund		The principle risk of investing in the Fund is that
			returns may vary and you could lose money. The value of the Fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. The Fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the Fund's portfolio decreases, the Fund's net asset value
			(NAV) would also decrease, which means if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The Fund may invest in smaller companies, and small-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.


Select Technology Fund	Since the fund is concentrated in the technology
			sector, its risk is greater than funds that invest in a wider range of industry sectors. The technology sector historically has been more volatile than other sectors of the market primarily due to market saturation, price competition and rapid product obsolescence, in addition to the normal risks associated with growth companies.
			An increase in interest rates and various other credit risk factors associated with market conditions can adversely affect the value of the fund's holdings and thus performance of the fund. The fund may invest in smaller companies and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. This fund has above average volatility and risk, and at a point in time your investment may be worth considerably less than your original investment.


<Page 3>


Fund			Principal Risks of Investing in the Funds (continued)

Mid-Cap Equity Fund  	This fund may invest in more volatile sectors, which
			could result in a disproportionate return or loss compared to its benchmarks. Common stocks tend to be more volatile than other investment choices.
			The fund invests in mid-size companies and mid-cap stocks may be more volatile and risky than large-cap stocks.


Balanced Fund		This fund carries the same risks associated with the
			Growth and Fixed Income Funds. The equity and the fixed income portion of the portfolio may vary and you could lose money. The equity portion of the portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. Common stocks tend to be more volatile than other investment choices. The fixed income portion of the portfolio may decrease in value if interest rates rise. This is often referred to as "maturity risk." The longer the maturity of the fixed income portion of the portfolio, the more susceptible the fund is to interest rate risk.
			In addition, there is credit risk associated with the securities that the fund invests in if an issuer is unable to make principal and interest payments when due. The fund may also face
			"prepayment risks," which occurs when issuers prepay their bonds more quickly than usual; the fund may need to invest money at a lower rate.
			In addition, the allocation mix of the fund
			(equities versus fixed income), as well as the allocation between the various market capitalizations, could negatively impact the fund's performance.


Intermediate Bond Fund  The fund invests in a variety of fixed
			income securities; a fundamental risk is that the value of these securities will fall if interest rates rise, which will cause the fund's net asset value (NAV) to also decline. This is often referred to as "maturity risk." In addition, there is credit risk associated with the securities that the fund invests in, if an issuer is unable to make principal and interest payments when due. The fund may also face "prepayment risks," which occurs when falling interest rates lead issuers to prepay their bonds more quickly than usual so that they can re-issue bonds at a lower rate. Risks of investing in foreign securities include less public information with respect to issuers of securities, different securities regulation and different accounting, auditing and financial reporting standards.


Government
Money Market Fund	Although the fund invests only in securities issued
			by the U.S. Government, its agencies or
			instrumentalities, not all such securities are backed by the full faith and credit guarantee of the U.S. Government. Your investment in the fund is not insured or guaranteed by the Federal Deposit
			Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Except for the Government Money Market Fund, all of the Funds have above -average trading activity, represented by high portfolio turnover rates. This above-average activity increases brokerage commission expenses for the Funds, and may affect the Funds' performance by reducing investment returns and increasing the amount of any capital gains taxes paid by the Funds' shareholders.


An investment in the Funds is not a bank deposit and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



<Page 4>


				PERFORMANCE

The following information illustrates how each of the Funds' performance has varied over time and the risk associated with investing in each fund. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each fund's average annual returns for the periods indicated to broad-based securities market indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation, and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes, as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.


<Page 5>


Monetta Fund (MONTX)
Annual Returns for periods ended 12/31


1996	  1.60%
1997	 26.18%
1998	 -9.03%
1999	 51.80%
2000	-15.97%
2001	-21.05%
2002	-15.27%
2003	 30.08%
2004	  1.49%
2005	 15.40%

Best Quarter: 4th 1999, 47.66%; Worst Quarter: 3rd 1998, - 23.50%.



Average Annual Total Returns	1 Year	  5 Years    10 Years

Monetta Fund*
  Return Before Taxes		15.40%	    0.38%	4.25%

  Return After Taxes
    on Distributions 		15.40%	    0.37%	2.13%

  Return After Taxes
   on Distributions
   and Sale of Fund Shares	10.01%	    0.32%	2.44%

S&P 500 Index**	                 4.91%	    0.54%	9.07%


*The above performance data for the Fund includes performance for the Fund, which operated under a small-cap investment focus from inception through 12/31/02.


**Reflects no deduction for fees, expenses or taxes. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.



<Page 6>


Select Technology Fund (MSCEX)
Annual Returns for periods ended 12/31


1998	 -2.81%
1999	 62.91%
2000	-18.74%
2001	-22.34%
2002	-48.13%
2003	 52.04%
2004	 -3.05%
2005	  3.02%


Best Quarter:  4th 1999, 44.86%; Worst Quarter: 2nd 2002, -31.64%.


Average Annual Total Returns
						      Since Inception
				1 Year    5 Years         (2/1/97)
Select Technology Fund*
  Return Before Taxes		3.02%	   -9.36%           1.66%

  Return After Taxes
    on Distributions		3.02%	   -9.38%	    0.33%

  Return After Taxes
   on Distributions
   and Sale of Fund Shares	1.96%	   -7.71%	    0.80%

S&P 500 Index**			4.91%	    0.54%	    6.98%

Merrill Lynch 100
 Technology Index ***		5.87%      -5.46%	    7.81%




*The above performance data for the fund includes performance for the Fund which operated under a small-cap investment focus from inception through 12/3/01.

**Reflects no deduction for fees, expenses or taxes. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

***Reflects no deduction for fees, expenses or taxes. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depository Receipts (ADR's.)


<Page 7>


Mid-Cap Equity Fund (MMCEX)
Annual Returns for periods ended 12/31


1996	 24.20%
1997	 29.14%
1998	 -0.85%
1999	 53.39%
2000	-12.69%
2001	-43.05%
2002	-27.29%
2003	 46.39%
2004	  0.28%
2005	 12.08%

Best Quarter:  4th 1999, 44.55%; Worst Quarter: 1st 2001, -41.02%.



Average Annual Total Returns	1 Year		5 Years	      10 Years

Monetta Mid-Cap Equity Fund
  Return Before Taxes		12.08%		-7.39%		 3.79%

  Return After Taxes
    on Distributions		12.08%		-7.44%		 1.47%

  Return After Taxes on
    Distributions and Sale
    of Fund Shares		 7.85%		-6.15%		 2.24%

S&P Mid-Cap 400 Index*		12.56%	         8.60%		14.36%


*Reflects no deduction for fees, expenses or taxes. The S&P Mid-Cap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.


<Page 8>


Balanced Fund (MBALX)
Annual Returns for periods ended 12/31


1996	 25.94%
1997	 21.21%
1998	  8.59%
1999	 29.60%
2000	 -5.15%
2001	-17.34%
2002	-14.28%
2003	 19.45%
2004	  5.55%
2005	  2.83%


Best Quarter: 4th 1999, 17.88%; Worst Quarter: 1st 2001, -19.13%.



Average Annual Total Returns	1 Year    5 Years	10 Years

Monetta Balanced Fund
  Return Before Taxes		2.83%	   -1.68%	  6.47%

  Return After Taxes
    on Distributions		2.75%	   -2.14%	  4.39%

  Return After Taxes
    on Distributions
    and Sale of Fund Shares	1.84%	   -1.71%	  4.44%

S&P 500 Index*			4.91%	    0.54%	  9.07%

Lehman Bros. Gov't/Credit
  Bond Index**			2.37%	    6.11%	  6.17%


*Reflects no deduction for fees, expenses or taxes. The S&P 500 Index is the Standards & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

**Reflects no deduction for fees, expenses or taxes. The Lehman Bros. Gov't/Credit Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.


The Balanced Fund, under normal conditions, invests at least 25% in fixed income securities and at least 25% in equity securities (common stock).



<Page 9>


Intermediate Bond Fund (MIBFX)
Annual Returns for periods ended 12/31


1996	6.46%
1997	8.91%
1998	8.38%
1999	1.60%
2000	8.13%
2001	4.44%
2002	9.24%
2003	3.78%
2004	2.38%
2005	1.05%

Best Quarter:  2nd 1995, 5.29%; Worst Quarter: 4th 2001, -3.94%.



Average Annual Total Returns	 1 Year	    5 Years	10 Years

Monetta Intermediate Bond Fund
  Return Before Taxes		 1.05%	     4.14%*	  5.39%*

  Return After Taxes
    on Distributions		-0.07%	     2.43%	  3.25%

  Return After Taxes on
    Distributions
    and Sale of Fund Shares	 0.69%	     2.55%	  3.30%

Lehman Bros. Interm. Gov't /
  Credit Bond Index**		 1.58%	     5.50%	  5.80%


*Total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee.

**Reflects no deduction for fees, expenses or taxes. The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity.


<Page 10>


Government Money Market Fund (MONXX)
Annual Returns for periods ended 12/31


1996	5.06%
1997	5.15%
1998	5.24%
1999	4.85%
2000	6.03%
2001	3.67%
2002	1.25%
2003	0.56%
2004	0.86%
2005	2.54%


Best Quarter: 4th 2000, 1.60%; Worst Quarter: 4th 2003, 0.12%.



Average Annual Total Returns*	1 Year	  5 Years	10 Years

Monetta Government Money
  Market Fund			2.54%*	   1.77%*	  3.50%*


* Total returns are net of all advisory fees waived by the Advisor.


For the Money Market Fund's most recent 7-day SEC yield, you may call us at 1-800-MONETTA.


			FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Shareholder Fees (fees paid directly from your investment):

   Maximum sales charge (load) imposed on purchases (as a
    percentage of offering price)				None

   Maximum deferred sales charge (load) imposed on
    redemptions (as a percentage of the lesser of the net
    asset value of the shares redeemed or the total cost
    of such shares)					        None

   Maximum sales charge (load) imposed on reinvested
    dividends							None

   Redemption fees						None*

   Exchange fees						None**

*If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).

**For telephone exchanges, the Transfer Agent will charge a $5.00 fee to your account.


<Page 11>


Annual Fund Operating Expenses
(expenses that are deducted from fund assets)


					Distribution		     Total Annual
			Management	and Services	Other	    Fund Operating
			  Fees		(12b-1) Fees   Expenses	       Expenses
Monetta Fund		0.95%		N/A		0.83% (b)	1.78% (b)
Select Technology Fund	0.75%		0.25%		4.08% (b)	5.08% (b)
Mid-Cap Equity Fund	0.75%		0.25%		1.34% (b)	2.34% (b)
Balanced Fund		0.40%		0.25%		1.99% (b)	2.64% (b)
Intermediate Bond Fund	0.35%		0.25%		0.92%		1.52%
Gov't. Money Market
  Fund			0.25% (a)	0.10% (a)	1.69%		2.04% (a)


(a) In 2005, the Adviser voluntarily waived the entire management fee for the Government Money Market Fund. As of the date of the Prospectus, the waiver of management fees for the Government Money Market Fund continues in effect, subject to review and possible termination by the Adviser at the beginning of each quarter. For the Government Money Market Fund, the Board of Trustees elected to waive all of the Distribution and Service (12b-1) Fees. Distribution fees charged by the Distributor for the Money Market Fund are paid for by the Adviser. For the year ended December 31, 2005 the actual expense ratio for the Government Money Market Fund was 0.63%.

(b) Various fund expenses for all the Funds, such as legal, audit, tax preparation and printing were paid for indirectly through directed brokerage arrangements. As a result, actual total annual fund operating expenses in 2005 were Monetta Fund 1.75%; Select Technology Fund 5.05%; Mid-Cap Equity Fund 2.31% and Balanced Fund 2.61%.


				Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year, that you reinvest your dividends and distributions, and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


		    One Year	Three Years	Five Years	Ten Years

Monetta Fund		$180	       $558           $960         $2,089
Monetta Select
  Technology Fund	$508	     $1,522	    $2,535	   $5,060
Monetta Mid-Cap
  Equity Fund		$237	       $730	    $1,250	   $2,677
Monetta Balanced Fund	$267	       $820	    $1,400	   $2,974
Monetta Intermediate
  Bond Fund		$154	       $480	      $829	   $1,815
Monetta Government
  Money Market Fund	$207	       $639	    $1,098	   $2,371


<Page 12>


		Investment Objectives And Strategies

The Funds' investment objectives differ principally in the types of securities selected for investment and the importance each fund places on growth potential, current income and preservation of capital as considerations in selecting investments.

The Monetta Fund and Mid-Cap Equity Fund seek long-term capital growth by investing in common stocks believed to have above-average appreciation potential. The Funds differ from each other with respect to the market capitalizations of the companies in which they invest.

Each fund's investment approach emphasizes a competitive return in rising markets and preservation of capital in declining markets in an attempt to generate long-term capital growth over a complete business cycle (approximately 3 to 5 years) when compared to the broader stock market indices. The Adviser's emphasis is on common stocks with improving earnings per share growth, a history of growth and sound management and a strong balance sheet.

In their investments in equity securities, the Monetta Fund, Select Technology Fund, Mid-Cap Equity Fund, and Balanced Fund (in its investments in equity securities, as discussed below) each pursue a selling discipline to preserve capital gains and limit losses. A security will not be sold purely on price appreciation or decline. A security will normally be sold if it becomes less attractive compared to a new stock idea, or company fundamentals deteriorate with little perceived prospect for improvement within a reasonable time frame. The actual timing of the sale of a security may be affected by liquidity constraints or other factors affecting the market for that security. This selling discipline may result in higher than average portfolio turnover, which may be exacerbated by extraordinary market conditions.

The securities in which each fund invests will be listed on a national securities exchange or traded on an over-the-counter market.

The Funds will mail a notice to their respective shareholders at least sixty
(60) days prior to any series of the Trust changing its name or name policy.

.. Monetta Fund

The Fund's investment objective, under normal market conditions, is to provide its shareholders with capital appreciation by investing the Fund's assets in equity securities (common stocks) believed to have growth potential.
Under normal market conditions, the Fund generally invests (at the time of investment) at least 65% of its net assets in common stocks of companies of all market capitalization ranges.


<Page 13>


.. Select Technology Fund

The Select Technology Fund seeks long-term appreciation of capital by investing in common stocks of companies in the technology sector. Under normal market conditions, the fund invests (at the time of investment) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of technology-related companies that the Adviser believes to be leading companies in the technology sector. Technology-related companies include companies principally engaged in offering, using, or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements. The primary industries within the technology sector include software, hardware, internet-related business, computer services, telecommunications, fiber optics and semi-conductor manufacturing and equipment. The Adviser determines whether a company is a technology company by consulting Bloomberg(tm) and other relevant third party sources. There is no limit on the market capitalization of the companies in which the fund invests, or in the length of operating history for the companies. The fund's concentration in the technology sector may make it more susceptible to greater losses and volatility when compared to a more diversified portfolio.

.. Mid-Cap Equity Fund

The Mid-Cap Equity Fund typically invests in medium-sized companies within the range of companies included in the S&P Mid-Cap 400 Index. The capitalization range for the S&P Mid-Cap 400 Index is between $200 million and $9 billion. Under normal market conditions, the fund invests (at the time of investment) at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of mid-cap companies ranging between $1 billion and $10 billion.

.. Balanced Fund

The Balanced Fund seeks a favorable total rate of return through a combination of capital appreciation and current income consistent with preservation of capital derived from investing in a portfolio of equity and fixed income securities such as corporate bonds and U.S. Government obligations.

The investment approach for the Balanced Fund combines the equity growth strategy (various market capitalizations) used for the Monetta Fund, Select Technology Fund, Mid-Cap Equity Fund and the income strategy employed by the Intermediate Bond Fund, as discussed below.


The Balanced Fund may emphasize fixed income securities or equity s ecurities or hold equal amounts of both, depending upon the Adviser's analysis of market, financial and economic conditions. Under normal market conditions, at least 25% of the fund's assets will be invested (at the time of investment) in equity securities with no limitation on industry or market capitalization, and at least 25% of the fund's assets will be invested in fixed income securities, which generally will consist of U.S. Government securities and corporate bonds and debentures rated A or better, with an average weighted portfolio maturity of 3 to 10 years. The fund does not presently intend to invest more than 5% of its assets in securities rated below investment grade (commonly called "junk bonds") or, if unrated, determined by the Adviser to be of comparable credit quality.


.. Intermediate Bond Fund

The Intermediate Bond Fund seeks a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities.

Under normal market conditions, the fund invests (at the time of investment) at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, which include a variety of debt securities, including corporate bonds and notes, government securities and securities backed by mortgages or other assets. The fund expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.


<Page 14>


Under normal market conditions, the Intermediate Bond Fund invests at least 70% of the value of its total assets (taken at market value at the time of investment) in the following:

(1) Marketable straight-debt securities of domestic issuers and, of foreign issuers payable in U.S. dollars, rated at the time of purchase within the three highest grades assigned by Moody's or by S&P. Securities by foreign issuers are limited to 25% of the fund's net assets at the time of investment. A foreign issuer is a company organized under the laws of a foreign country that has its principal trading market for its security in a foreign country;

(2) Securities issued or guaranteed by the full faith and credit of the U.S. Government or by its agencies or instrumentalities;

(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated A or better by Moody's or by S&P;

(4) Variable rate demand notes, if unrated, determined by the Adviser to be of credit quality comparable to the commercial paper in which the fund may invest; or

(5) Bank obligations, including repurchase agreements,* of banks having total assets in excess of $500 million.

   *A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Adviser to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.

.. Government Money Market Fund

The Government Money Market Fund seeks maximum current income consistent with safety of capital and maintenance of liquidity. The fund invests only in U. S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U. S. Government securities.

U. S. Government securities in which the fund is permitted to invest include:

(1) Securities issued by the U. S. Treasury such as bills, notes, bonds and other debt securities;

(2) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are backed by the full faith and credit guarantee of the U. S. Government;

(3) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are not backed by the full faith and credit guarantee of the U. S. Government; and

(4) Repurchase agreements for securities listed in (1), (2), and (3) above, regardless of the maturities of such underlying securities.

The fund is a money market fund and follows procedures, described i n the Statement of Additional Information, designed to stabilize its net asset value per share at $1.00. In order to help maintain the stable $1.00 net asset value, the average days to maturity of the securities cannot be greater than 90 days.

The Funds' investment restrictions are detailed in the Statement of Additional Information (SAI). Fundamental investment objectives cannot be changed without shareholder approval.


<Page 15>


		Investment Risks And Considerations


Investment Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The risks inherent in each fund depend primarily upon the types of securities in the fund's portfolio, as well as on market conditions. There is no guarantee that a fund will achieve its objective or that the managers' investment strategies will be successful. There is a risk that you could lose all or a portion of your investment in a fund as a result of a steep, sudden and/or prolonged market decline.

The Monetta Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks. The value of the Fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in the portfolio decreases. The Fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The Fund may invest in smaller companies, and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies and their securities may trade less frequently, and in more limited volume, than those of larger, more mature companies.

The Select Technology Fund is designed for long-term investors who can accept the extreme fluctuations associated with a sector portfolio along with other risks associated with seeking capital appreciation through investment in common stocks of technology-related companies. The technology sector historically has been more volatile than other sectors of the market primarily due to market saturation, price competition and rapid product obsolescence, in addition to the normal risks associated with growth companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, stock value can decline even if there is an increase in earnings. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. An increase in interest rates and various other credit risk factors associated with market conditions can adversely affect the value of the fund's holdings and thus performance of the fund. Since the fund does not have a defined market capitalization range, the risk can be even greater if the fund is over-weighted in small-capitalization stocks. The fund may invest in smaller companies, and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently, and in more limited volume, than those of larger, more mature companies.

The Mid-Cap Equity Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks. The value of the fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. The fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The fund invests in mid-size companies and mid-cap stocks may be more volatile and risky than large-cap stocks.


<Page 16>


The Balanced Fund is appropriate for long-term investors who can accept asset value fluctuations from interest rate changes and credit risks associated with fixed income investments and other risks associated with investments in common stocks. The equity and the fixed income portion of the portfolio may vary and could lose money. The equity portion of the portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. Common stocks tend to be more volatile than other investment choices. Since the fund does not have a defined market capitalization range, the risk can be even greater if the fund is over-weighted in small-capitalization stocks. The fund may invest in smaller companies, and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. The fixed income portion of the portfolio may decrease in value if interest rates rise. In addition, there is credit risk associated with the securities that the fund invests in, if an issuer is unable to make principal and interest payments when due. This is often referred to as "maturity risk." The fund may also face "prepayment risks," which occurs when issuers prepay their bonds more quickly than usual; the fund may need to invest money at a lower rate. In addition, the allocation mix of the fund (equities versus fixed income), as well as the allocation between the various market capitalizations, could negatively impact the fund's performance.

The Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation (from interest rate changes) than that of a longer-term fund. However, the fund has more net asset value fluctuation than with a shorter-term fund. The fund is appropriate for investors who can accept the credit and other risks associated with securities (up to 20%) that are rated below investment grade. A longer-term bond fund will usually provide a higher yield than an intermediate term fund like the Intermediate Bond Fund; conversely, an intermediate-term fund usually has less net asset value fluctuation, although there can be no guarantee that this will be the case. Since the fund invests in a variety of fixed-income securities, a fundamental risk is that the value of these securities will fall if interest rates rise, which will cause the fund's net asset value (NAV) to also decline. This is often referred to as "maturity risk." In addition, there is credit risk associated with the securities that the fund invests in, if an issuer is unable to make principal and interest payments when due. The fund may also face "prepayment risks," which occurs when falling interest rates lead issuers to prepay their bonds more quickly than usual so that they can re-issue bonds at a lower rate. Risks of investing in foreign securities include less public information with respect to issuers of securities, different securities regulation, and different accounting, auditing and financial reporting standards.

The Government Money Market Fund is designed for investors who seek income with minimum risk (including the risk of principal loss) other than the risk of changes in yield caused by fluctuation in prevailing levels of interest rates. Because the Government Money Market Fund's investment policy permits it to invest in U. S. Government Securities that are not backed by the full faith and credit of the U. S. Government, investment in that fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the U. S. Government. Such risks may include a greater risk of loss of principal and interest on the securities in the fund's portfolio that are supported only by the issuing or guaranteeing U. S. Government agency or instrumentality since the fund must look principally or solely to that entity for ultimate repayment. There can be no guarantee that the Government Money Market Fund will be able at all times to maintain its net asset value per share at $1.00.


<Page 17>


Investment Considerations

Equity Securities in the Monetta Fund, Select Technology Fund, Mid-Cap Equity Fund and Balanced Fund. Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term and there is no guarantee of continued long-term growth. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small to mid-size companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares. Equity securities of growth companies may be more volatile and could result in a disproportionate return or loss respective to their benchmarks. Equity securities of technology growth companies are extremely volatile primarily due to market saturation, price competition and rapid product obsolescence.

Debt Securities in the Balanced Fund, Intermediate Bond Fund and Government Money Market Fund. Bonds and other debt instruments are methods for an issuer to borrow money from investors. Debt securities have varying levels of sensitivity to interest rate changes and varying degrees of quality. A decline in prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a fund's net asset value, but not the income received by a fund from its portfolio securities (because yields on debt securities available for purchase by a fund vary over time, no specific yield on shares of a fund can be assured). Also, if the bonds in a fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed and the fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due. Bonds and bond funds are also exposed to credit risk, which is the possibility that the issuer will default on its obligation to pay interest and/or principal.

"Investment Grade" Debt Securities are those rated within the four highest ratings categories of Moody's or S&P or, if unrated, determined by the Adviser to be of comparable credit quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade bonds. Lower-rated debt securities (commonly called "junk bonds"), on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy; they are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. Convertible debt securities are frequently unrated or, if rated, are below investment grade. For more information, see the discussion of debt securities in the Funds' Statement of Additional Information.

Short-Term Investment in all the Funds. The Funds (other than the Government Money Market Fund) may make short-term investments without limitation in periods when the Adviser determines that a temporary defensive position is warranted. When a fund is so invested, it may not achieve its investment objective. Such investments may be in U.S. Government securities of the type in which the Government Money Market Fund may invest; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U. S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and demand notes comparable in quality, in the Adviser's judgment, to commercial paper rated in the highest category.


<Page 18>


When-Issued and Delayed-Delivery Securities The Balanced Fund, Intermediate Bond Fund and Government Money Market Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. The Government Money Market Fund may purchase securities on a standby commitment basis, which is a delayed-delivery agreement in which the fund binds itself to accept delivery of a security at the option of the other party to the agreement. When a fund commits to purchase securities on a when-issued or delayed-delivery basis, the fund segregates assets to secure its ability to perform and to avoid the creation of leverage.

Repurchase Agreements The Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund may enter into repurchase agreements. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the fund seeks to enforce its rights thereto;
(b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Options and Futures Consistent with their objectives, the Balanced Fund and Intermediate Bond Fund may each purchase and write both call options and put options on securities and on indices and enter into interest rate and index futures contracts and options on such futures contracts (such put and call options, futures contracts, and options on futures contracts are referred to as "derivative products") in order to provide additional revenue or to hedge against changes in security prices or interest rates. The fund may write a call or put option only if the option is covered. The fund will limit its use of futures contracts and options on futures contracts to hedging transactions to the extent required to do so by regulatory agencies. There are several risks associated with the use of derivative products. As the writer of a covered call option, the fund forgoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Since there can be no assurance that a liquid market will exist when the fund seeks to close out a derivative product position, these risks may become magnified.
Because of these and other risks, successful use of derivative products depends on the Adviser's ability to correctly predict changes in the level and the direction of stock prices, interest rates and other market factors; but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the securities and derivative product markets. When either the Balanced Fund or Intermediate Bond Fund enters into a futures contract, it segregates assets to secure its ability to perform and to avoid the creation of leverage. For additional information, please refer to the Funds' Statement of Additional Information.


Portfolio Turnover The Monetta Fund, Select Technology Fund and Mid-Cap Equity Fund normally execute an above-average amount of equity trading. Their annual portfolio turnover rates each typically exceed 100%, and in some years exceeded 600%*. The Balanced Fund and Intermediate Bond Fund have executed trades resulting in a slightly lower range of turnover rate from 75% to over 200%, and 20% to over 200%, respectively. As the Bond Fund's assets grow, the turnover rate may also increase as the fund seeks to take advantage of short-term investment opportunities previously not available. High portfolio turnover rates increase brokerage commissions paid for the equity funds and may reduce investment returns. To the extent that the trading results in net realized gains, the shareholder will be taxed on the distributions. In addition, the tax consequences and trading costs associated with high portfolio turnover can affect the Funds' performance by reducing investment returns.


*A portfolio turnover rate of 600% is equivalent to the fund buying and selling all of the securities in its portfolio six times in the course of a year.


<Page 19>


				MANAGEMENT


Management of the Funds

The Board of Directors of the Fund, the Board of Trustees of the Trust, Investment Adviser and the Funds' management and administrative teams are instrumental in the management of the Funds.

Board of Directors and Trustees

The Board of Directors of the Fund and the Board of Trustees of the Trust oversees the management of the Funds and meets at least quarterly to review reports about fund operations. Although the Directors and Trustees do not manage the Funds, they have hired the Adviser to do so.

At the recommendation of the Adviser, the Board approves the transfer agent, custodial bank, distributor and administrator on an annual basis.

Over 50% of the Directors and Trustees are independent of the Funds' Adviser under the Investment Company Act of 1940.

Investment Adviser

The investment adviser is Monetta Financial Services, Inc. Subject to the overall authority of the Board, the Adviser manages the business and investments of the Funds under an investment advisory agreement dated December 3, 2001. The Adviser is controlled by Robert S. Bacarella, the President and Founder of the Funds. The Adviser's address is 1776-A S. Naperville Road, Suite 100, Wheaton, IL 60187. It is a Delaware corporation, incorporated on January 13, 1984. The Adviser has managed the Monetta Fund and Monetta Trust since inception, 1986 and 1993, respectively.

The Adviser receives a monthly fee from each fund based on that fund's average net assets, computed and accrued daily. The annual management fee rate paid to the Adviser by the Balanced Fund and each of the Fixed Income Funds is:
Balanced Fund 0.40%; Intermediate Bond Fund 0.35% and Government Money Market Fund 0.25%. For each of the Equity Funds, the management fee rate is:


			First $300 million	Next $200 million     Net Assets
Fund			   in Net Assets	  in Net Assets	   over $500 million
Monetta Fund			0.95%			0.90%		0.85%
Select Technology Fund		0.75%			0.70%		0.65%
Mid-Cap Equity Fund		0.75%			0.70%		0.65%


Each of these three Funds had assets in fiscal year 2005 below $300 million.


From the management fee, the Adviser pays for all the expenses to manage the assets of the Funds; the Funds bear direct Fund related expenses such as transfer agent, custodial, audit, legal and brokerage expenses, certain administrative/accounting expenses, and fees and expenses of the Independent Directors and Trustees.


<Page 20>


Sub-Adviser

Ambassador Capital Management, LLC
211 W. Fort Street, Suite 720
Detroit, MI 48226

Ambassador Capital Management, LLC was established as a limited liability company on February 18, 1998. Its managers have a total of over 72 years of experience in the management of fixed income portfolios. The firm specializes in the management of fixed income and cash portfolios for public and private sector retirement plans, municipalities, corporations, endowments and foundations.


The Adviser has entered into a Sub-Advisory Agreement dated December 3, 2001 with Ambassador Capital Management, LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed income portion of the Balanced Fund. The sub-advisory fee is paid to Ambassador Capital Management, LLC by the Adviser. The annual management fee rate paid to the Sub-Adviser by the Adviser for net assets in excess of $30 million are: Intermediate Bond Fund, 0.10%; Government Money Market Fund, 20% of the fee charged by the Adviser; and the Balanced Fund 0.10% (applies only to the fixed-income portion of the portfolio). In fiscal year 2005, there were no fees paid to the Sub-Advisor due to the level of assets.


Investment Team

The Adviser manages certain Funds through the use of co-managers.  Mr. Robert
S. Bacarella and Mr. Gary Schaefer are the portfolio managers. Mr. Bacarella manages the Monetta Fund, the Select Technology Fund, Mid-Cap Equity Fund and the equity portion of the Balanced Fund. Mr. Schaefer and Mr. Bacarella co-manage the Intermediate Bond Fund, Government Money Market Fund and the fixed income portion of the Balanced Fund.

Mr. Bacarella has been Chairman and CEO of the Adviser since October 1996; Director of the Adviser since 1984; and President of the Adviser from 1984 to 1996 and April 1997 to present. He served as the portfolio manager or co-manager of the Monetta Fund, Select Technology Fund, Mid-Cap Equity Fund and Balanced Fund since inception. He served as the portfolio manager of the Intermediate Bond Fund and the Government Money Market Fund from November 1996 through November 2001. Mr. Bacarella was Director - Pension Fund Investments for Borg-Warner Corporation until 1989. He received his Bachelors Degree in Finance and Accounting from St. Joseph's College and his MBA from Roosevelt University.

Mr. Schaefer, through Ambassador Capital Management, LLC as Sub-Adviser, manages the Intermediate Bond Fund, Government Money Market Fund and fixed income portion of the Balanced Fund. Prior to December 2001, Mr. Schaefer was manager of these funds as an employee of the Adviser since June 1997. Mr. Schaefer was Managing Director with Lehman Brothers from 1984 to 1997. He has been involved in various aspects of the fixed income discipline since 1971. He has his Bachelor's Degree in Finance and his MBA from the University of Detroit.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, additional accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.



<Page 21>


				OTHER INFORMATION

The Monetta Fund, Monetta Trust and the Funds use "Monetta" in their names by license from the Adviser and would be required to stop using those names if Monetta Financial Services, Inc. ceases to be the Adviser. The Adviser has the right to use the name for other enterprises, including other investment companies.

Promotional Activities

From time to time, the Adviser may undertake various promotional activities with the view to increasing the assets or the number of shareholder accounts of one or more of the Funds.

Best Execution and Soft Dollar Disclosure

The Adviser seeks the best combination of net price and execution in selecting broker-dealers or electronic trading systems to execute portfolio transactions for the Funds by using a combination of limit and/or market orders at the time of the transaction. Under Section 28(e) of the Securities Exchange Act of 1934, an Adviser can redeem and make use of soft dollar trading credits to pay for research services, assuming "best execution" from the broker/dealer. The Adviser uses soft dollar credits by trading primarily through electronic trading systems such as Instinet and credits are used to pay primarily for such research services as Bloomberg, O'Neil data base and daily pricing services. The Funds may also use soft dollars to pay for fund operating expenses such as legal, audit, tax preparation, proxy and printing as provided for by Rule 6-07 under Regulation S-X. The Adviser may use soft dollars from a Fund's securities transactions to acquire research services or products that are not directly useful to that fund and that may be useful to the Adviser in advising other funds within the same complex. Brokerage commissions may be used to pay expenses of any or all series of the Funds and not just the expenses of the series/Fund that paid the commissions. For additional information on Directed Brokerage Agreements and best execution, please see the Statement of Additional Information.


Initial Public Offering (IPO's) Disclosure

The Funds may participate in the IPO market and a portion of the Funds' returns may be attributable to its investments in IPO's. Investments in IPO's could have a magnified impact on a fund with a small asset base. There is no guarantee that as a fund's assets grow, it will continue to experience similar performance by investing in IPO's. IPO allocation among the Funds is based primarily on the portfolio managers' discretion to participate in such IPO's and other investment considerations.

Distribution and Service Plans

The Trust has adopted Service and Distribution Plans (each, a "Plan" and collectively, the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each series of the Trust may compensate service organizations for their accounting, shareholder services and distribution services in amounts up to 0.25% of 1% of the average daily net asset value of the Select Technology Fund, Mid-Cap Equity Fund, Balanced Fund and Intermediate Bond Fund and 0.10% of the average daily net asset value of the shares of the Government Money Market Fund. Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information on the Plans, please see the Statement of Additional Information.


<Page 22>


Anti-Money Laundering Compliance

In compliance with the USA Patriot Act of 2001, please note that the Funds' Transfer Agent will verify certain information on your account application as part of the Funds' Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a post office box will not be accepted.

The Funds and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Distributor may request additional information from you to verify your identity and source of funds. If at any time the Funds believe an investor may be involved in suspicious activity, or if certain account information matches information on government lists of suspicious persons, they may choose not to establish a new account or may be required to "freeze" a shareholder's account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder's account, or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the Distributor to inform the shareholder that it has taken the actions described above.

Privacy Notice

In order to provide the products and services of the Funds, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information. This Privacy Notice explains certain steps we have taken to ensure the privacy of nonpublic, personal information of individuals protected by privacy regulations issued pursuant to the Gramm-Leach-Bliley Financial Modernization Act.

We may collect nonpublic, personal information about you from the following sources: (a) information that you provide us on applications and other forms;
(b) information that we generate to service your account, such as account statements; and (c) information that we may receive from third parties.

We may disclose nonpublic, personal information about you to certain nonaffiliated third party financial service providers, such as financial institutions that offer credit cards. We may also disclose nonpublic, personal information about you to nonaffiliated third parties as permitted or required by law, including transfer agents and mailing services. We may disclose all of the information we collect, as described above, to companies that perform services on our behalf or to other financial institutions with which we have joint marketing agreements.

If you prefer that we not disclose nonpublic, personal information about you to certain nonaffiliated third parties, you may opt out of such disclosures, except for any disclosures permitted or required by law. If you wish to opt out of such disclosures to nonaffiliated third parties, you may call us toll-free at 1-800-MONETTA (1-800-666-3882), e-mail us at OPTOUT@MONETTA.COM or mail your request to Monetta Funds, Attn: OPTOUT Dept., P.O. Box 4288, Wheaton, IL 60189.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

We reserve the right to revise our privacy policies and practices. However, we will not disclose your personal, nonpublic information (except as described in this Privacy Notice or as required or permitted by law) with out giving you the chance to opt out of such disclosures.


<Page 23>


Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities, and information on how the Funds voted those proxies during the most recent 12-month period ended June 30, are available without charge, upon request, by calling us at 1-800-MONETTA. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Disclosure of Portfolio Holdings Policies and Procedures

The Funds disclose their calendar quarter-end portfolio holdings on its website, http://www.monetta.com, no earlier than 15 calendar days after the end of each quarter. The Funds also disclose their top ten holdings on its website no earlier than 15 calendar days after the end of each month. The top ten and quarter-end portfolio schedules will remain available on the Fund's website at least until it is updated for the next month or quarter, respectively, or until the Fund files with the Securities and Exchange Commission its semi-annual or annual shareholder report or Form N-Q that includes such period. The most recent portfolio schedules are available on the Funds' website, as noted above, or by calling toll free at (800) MONETTA. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information."


Summary of Business Continuity Plan

We are committed to ensuring seamless service and uninterrupted business coverage for all shareholders in the event of an unexpected business disruption. The Funds, the Adviser, and the Administrator have adopted and regularly review a shared Business Continuity Plan designed to recover their critical business functions in the event of a severe business disruption.

All shareholder data and records are housed and maintained by the Funds' transfer agent, U.S. Bancorp Fund Services, LLC ("USB"), in Milwaukee, Wisconsin. Additionally, all funds transactions (including purchases, redemptions and exchanges) are made exclusively through USB.

In the event of any disruptive occurrence that would adversely affect USB's primary facilities, USB has developed a comprehensive business continuity plan that is designed to ensure that USB can continue to carry out its obligations on behalf of the Funds and their shareholders.


<Page 24>


		Funds Shareholder's Manual



This section provides you with:


	. Fund Reference Information			27
	  (Ticker Symbol, Fund Code)

	. How To Purchase Fund Shares			30

	. How To Redeem Fund Shares			32

	. Dividends, Distributions and Federal Taxes	35

	. How The Net Asset Value is Determined		36

	. Shareholder Services				36

	. Tax-Sheltered Retirement Plans Available	38






The various account policies, procedures and services may be modified or discontinued without shareholder approval or prior notice.


<Page 25>




(This Page Is Left Intentionally Blank)




<Page 26>


			Fund Reference Information Summary


									        Income
Entity / File No	Fund Name	Fund No	  Ticker	Listing Name   Dividend
 Monetta Fund, Inc.	Monetta		9	  MONTX	        Monetta		Annually
811-4466									(if any)

Monetta Trust
811-7360
			Select
			Technology	15	  MSCEX	 	SelTech		Annually
										(if any)

			Mid-Cap Equity	10	  MMCEX		MidCap		Annually
										(if any)

			Balanced	14	  MBALX		Balance		Quarterly

			Intermediate
			Bond		11	  MIBFX		IntermdBd	Monthly

			Gov't Money
			Market		12	  MONXX		(Not Listed)	Daily

Capital Gains Distributions, if any, are normally paid in November.


Minimum Investment:
Initial Investment:  $1,000
Subsequent Investments: No Minimum

Automatic Investment Plan:
     .Initial Investment: $250
     .Subsequent Investment: $25 per month

Payroll Deduction Plan

Retirement Plans Available:
Individual Retirement Accounts: Regular, Roth, Coverdell Savings Account (formerly Education IRA),and Simple

Internet Site:
www.monetta.com


<Page 27>


				Shareholder Information Summary
				    Purchase of Fund Shares


				New Account		Existing Account			Exchange

* By Telephone:			N/A			With a bank transfer however, your 	With telephone
1-800-241-9772						financial institution must be an        exchange privilege,
8 a.m. to 7 p.m.					ACH member (minimum of $25.)            you may exchange
(Central Time)                                                                                  shares between funds
                                                                                                of the Monetta
                                 						                Fund and the
												Monetta Trust
												(minimum of
 												$1,000, $5.00 fee.)


* By Mail:                      Enclose a signed and    Enclose your check with an              Enclose written
Monetta Funds                   completed application   investment slip (see your               instructions to
c/o U.S. Bancorp                form with a check       current account statement)              exchange your shares
Fund Services, LLC              payable to              or a signed letter                      between funds of the
P.O. Box 701                    Monetta Funds.          indicating your name, address           Monetta Fund and the
Milwaukee, WI 53201-0701                                and account number.                     Monetta Trust.



*By Overnight Delivery:
Monetta Funds
c/o U.S. Bancorp                      Note: The Fund does not consider the U.S. Postal Service or
Fund Services, LLC                    other independent delivery services to be its agents.
615 E. Michigan St.
Milwaukee, WI 53202



* By Wire:                      N/A 			Deliver the following wire		N/A
Call the Transfer Agent 				instructions to your bank:
at 1-800-241-9772 to 					U.S. Bank, N.A.
notify them that you 					777 E. Wisconsin Ave.
intend to purchase shares				Milwaukee, WI 53202
by wire and to verify wire 				.ABA No.075000022
instructions. 						.Acct No.112-952-137
Wired funds must be received				Further Credit:
prior to 3:00pm Central time				.Fund Name
to be eligible for same day 				.Your Name
pricing. Neither the Fund nor				.Your Monetta Account No.
U.S. Bank, are responsible
for the consequences of
delays resulting from the
banking or Federal Reserve wire
system, or from incomplete
wiring instructions.



* By Dealer:			You may have your 	Contact a dealer who will		Contact a dealer who
				dealer order and 	make the transaction through		will make the
				pay for the shares.  	the Distributor.			transaction through the
				In this case you 						Distributor.
				must pay your dealer
				directly.  Your 	Please note that the dealer		Please note that the
				dealer will then 	may charge a service fee or		dealer may charge a
				order the shares from	commission for each transaction.	service fee or
				the Distributor.  						commission for each
												transaction.
				Please note that the
				dealer may charge a
				service fee or
				commission for buying
				these shares.


The above information is provided in summary form for your convenience;
please refer to each respective section of this manual for details.


<Page 28>



					Shareholder Information Summary
					    Redemption of Shares



				New Account		Existing Account			Exchange
* By Telephone:			N/A			With a telephone redemption  		With telephone
1-800-241-9772						privilege, you may redeem shares 	exchange privilege,
8 a.m. to 7 p.m.					from your account. The funds will 	you may exchange
(Central Time)						be sent directly to you or a		shares between funds
							designated financial institution.	of the Monetta Fund
												and the Monetta Trust
							With a bank transfer, however, your	(minimum of $1,000,
 							financial institution must be		$5.00 fee.)
   							an ACH member (minimum of $25.)



* By Mail:			N/A			Enclose signed written instructions,	Enclose written
Monetta Funds						including account number, amount	instructions to
c/o U.S. Bancorp					or number of shares (redemptions	exchange your shares
Fund Services, LLC					of $50,000 or more require a		between funds of
P.O. Box 701						signature guarantee.) Checks written	the Monetta Fund and
Milwaukee, WI 53201-0701				on the Gov't Money Market Fund		the Monetta Trust.
							must be at least $500 to a maximum of
							$50,000.




*By Overnight Delivery:
Monetta Funds
c/o U.S. Bancorp 			Note: The Fund does not consider the U.S. Postal Service or
Fund Services, LLC 			other independent delivery services to be its agents.
615 E. Michigan St.
Milwaukee, WI 53202



* By Wire:			N/A  			Available through pre-established 	Available through
							broker dealer agreements.		pre-established
												broker dealer agreements.



* By Dealer:			N/A			Contact a dealer who will make the	Contact a dealer who
							transaction through the Distributor.  	will make the
												transaction through the
							Please note that the dealer may 	Distributor.
							charge a service fee or commission
							for each transaction.			Please note that the
												dealer may charge a
												service fee or
												commission for each
												transaction.


<Page 29>



			How to Purchase Fund Shares

You may purchase shares of any of the Funds through a dealer, by telephone
(if you have the ACH plan), by check, by wire (into an existing account only), or by exchange from your account into one of the other funds. Your initial investment in any of the Monetta Funds must be at least $1,000. There is no minimum additional investment amount. Each fund has a minimum account balance of $1,000. If you are purchasing shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must use special application forms that you can obtain by calling the Funds at 1-800-MONETTA. Your purchase order must be received by the Funds' Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) to receive the net asset value calculated on that day. Orders received after the close will receive the next calculated net asset value. Initial purchases by an individual shareholder cannot be made by telephoning or faxing an application to the Funds or the Transfer Agent.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-241-9772 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.


Shares of the Funds have not been registered for sale outside of the United States. The Monetta Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.


Purchase by Telephone - Existing Accounts Only

By using the Funds' telephone purchase option, you may move money from your bank account to your fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. The option will become effective approximately 15 business days after the application form is received. Subsequent investments may be made by calling 1-800-241-9772. If your order is placed with the Transfer Agent prior to the close of regular trading on a given date, your shares will be purchased on that date. Most transfers are completed within one business day. If money is moved by ACH transfer, you will not be charged by the Funds for these services. The minimum amount that can be transferred by telephone is $25. The Funds reserve the right to modify or remove the ability to purchase shares by telephone at any time.

Purchase by Check

To purchase shares of a fund by check, complete and sign the Share Purchase Application included in this Prospectus and return it, with a check payable to MONETTA FUNDS. Applications will not be accepted unless accompanied by payment. Additional purchases by check may be made at any time by mailing a check payable to MONETTA FUNDS together with the detachable form from a prior account statement or a letter indicating the account number to which the subsequent purchase is to be credited and the name(s) of the registered owner(s).

Payment should be made by check, payable in U.S. dollars, drawn on a U.S. bank, savings and loan, or credit union. The Funds will not accept payment in cash or money orders. The Funds will not accept cashier's checks in amounts less than $10,000. Also, to prevent check fraud, the Funds will not accept U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. Although the Funds do not normally allow shareholder account funding by cashier's checks or third-party checks, it may allow such funding in the following instances: (i) IRA rollovers, (ii) trusts,
(iii) gifts, or (iv) business accounts. In each instance, proper measures should be taken to guard against money laundering. All checks should be made payable to MONETTA FUNDS. If your order to purchase shares is canceled because your check does not clear, you will be responsible for a $25.00 return item fee and any resulting loss incurred by the Fund.


<Page 30>


Purchase by Wire

Shares may also be purchased by wire transfer of funds into an existing account only. Before wiring funds, call the Transfer Agent at 1-800-241-9772 to ensure prompt and accurate handling of your account. Your bank may charge you a fee for sending the wire. The Funds will not be responsible for the consequences of any delays, including delays in the banking or Federal Reserve wire systems.

Purchase by Exchange

You may purchase shares, either by phone or by mail, (1) by exchange of shares of another fund offered by the Monetta Family of Funds or (2) by exchange of shares of any fund between the Monetta Trust and Monetta Fund. Before you decide to make an exchange between any of the Funds, you must obtain the cur-rent prospectus. Restrictions apply; please review the information under "How to Redeem Shares - By Exchange."

Purchase through Intermediaries

You may also purchase (and redeem) shares through brokers, agents or other institutions (intermediaries) who have entered into selling agreements with Quasar Distributors, LLC. Investors may be charged a fee by the intermediary and may set their own initial and subsequent investment minimums. If you purchase shares through an intermediary, it will be responsible for promptly forwarding your order to the Funds' Transfer Agent. The Funds and the Adviser may enter into arrangements with such intermediary by which a fund may pay up to 0.25% (0.10% with respect to the Government Money Market Fund, which currently is waived) of the value of shares purchased through that intermediary, to compensate it for distribution and other related services provided to those Funds' shareholders. Any payments by a fund would be pursuant to its Service and Distribution Plans. The Adviser, from its own resources, may pay additional amounts to such intermediaries to the extent not available through the Service and Distribution Plans.


Conditions of Purchase

The purchase order is considered to have been placed when it is received in proper form by the Transfer Agent or by an authorized sub-transfer agent. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Funds reserve the right not to accept any purchase order that it determines not to be in the best interest of the Funds or of the Funds' shareholders. Election of the Telephone Exchange Privilege authorizes the Funds and the Transfer Agent to tape-record instructions to purchase. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used. The Funds also reserve the right to waive or change the investment minimums for any reason.
The Monetta Fund and the Monetta Trust do not issue certificates for fund shares because of the availability of the telephone exchange and redemption privileges.

Market Timing

The Board of Directors and The Board of Trustees have adopted policies and procedures with respect to the frequent purchases and redemption of shares in our Funds. The Funds do not permit market timing or other abusive trading practices. Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm performance of the Funds. To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. These policies and procedures are applied consistently and uniformly to all of the Funds' shareholders.


<Page 31>


Although the Funds do not knowingly permit market timing of our Funds, we receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated through these intermediaries. We rely on the intermediaries to have procedures in place to assure that our policies are followed.

The Board of Directors and The Board of Trustees have adopted policies and procedures with respect to the frequent purchases and redemption of shares in our Funds. You will be permitted to make up to four (4) liquidations or
exchange out transactions per calendar year.   The Funds may temporarily or
permanently terminate the exchange privilege of any person or group, if the Funds' conclude that the purchase and/or redemption will be harmful to existing shareholders or inconsistent with its market timing policies and procedures.

			How to Redeem Fund Shares
Redemption for Cash

In Writing You may redeem all or part of the shares in your account, without charge, by sending a written redemption request "in good order" to the Transfer Agent. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, indicating the fund, the number of shares or dollar amount to be redeemed, and the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The signature(s) on the written redemption request must be guaranteed if the shares to be redeemed have a value of $50,000 or more or the redemption proceeds are to be sent to an address other than your address of record;
(4) Corporations and associations must submit, with each request, a form of acceptable resolution; and
(5) Other supporting legal documents may be required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

Shares may not be redeemed by facsimile.

Signature Guarantee.   A signature guarantee of each owner is required in
                       the following situations:

	. If ownership is changed on your account;
	. When redemption proceeds are sent to a different address than that registered on the account;
	. If the proceeds are to be made payable to someone other than the account's owner(s);
	. Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
	. If a change of address request has been received by the Transfer
          Agent within the last 15 days;
	. For all redemptions of $50,000 or more from any shareholder account; . When adding telephone redemption to an existing account;
	. When adding or changing pre-designated bank instructions.


The guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union, or other entity authorized by state law to guarantee signatures. A notary public may not guarantee signatures.
The signature guarantee must appear on the written redemption request (the guarantor must use the phrase "signature guaranteed" and must include the name of the guarantor bank or firm and an authorized signature).


<Page 32>


By Telephone You may redeem shares having a value up to $50,000 by calling the Transfer Agent at 1-800-241-9772, if telephone redemption is available for your account. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to the shareholder's address of record or to a bank or brokerage account designated by the shareholder, in writing, on the purchase application or in a letter with the signature(s) guaranteed. The Funds reserve the right to record all telephone redemption requests.

By ACH Transfer Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the purchase application. If money is moved by ACH transfer, you will not be charged by the Funds for these services. There is a $25 minimum per ACH transfer Typically, funds are credited to your bank account within three business days.

If an investor elects to receive distributions and dividends in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, a fund reserves the right to reinvest the distribution check in the shareholder's account at the fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the fund until an updated address is received.

By Dealer You may sell your shares through a dealer. Please note that you may be charged a service fee or commission for each transaction.

Redemption by Exchange

By writing (without charge) to, or by telephoning (for a fee; currently $5) the Transfer Agent, you may exchange all or any portion of your shares of any of the Funds for shares of another fund offered by the Monetta Family of Funds for sale in your state.


The Board of Directors and The Board of Trustees have adopted policies and procedures with respect to the frequent purchases and redemption of shares in our Funds. You will be permitted to make up to four (4) liquidations or exchange out transactions per calendar year. The Funds may temporarily or permanently terminate the exchange privilege of any person or group, if the Funds conclude that the purchase and/ or redemption will be harmful to existing shareholders or inconsistent with our market timing policies and procedures.

An exchange transaction is a sale and purchase of shares for Federal income tax purposes and may result in capital gain or loss. The registration of the account to which you are making an exchange, must be exactly the same as that of the fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased.
Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described above and indicating the fund to be purchased, except that a signature guarantee normally is not required.

To use the Telephone Exchange Privilege to exchange between your Monetta accounts in the amount of $1,000 or more, call 1-800-241-9772 before 3:00 p.m. Central Time. The Funds' Transfer Agent imposes a charge (currently $5.00) for each Telephone Exchange. The general redemption policies apply to redemption of shares of Telephone Exchange. The Funds reserve the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons, or to terminate the Privilege in its entirety. Because such a step would be taken only if its Board believes it would be in the best interests of the Funds, the Funds expect to provide shareholders with prior written notice of any


<Page 33>


such action unless it appears that the resulting delay in the suspension, limitation, modification or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Funds were to suspend, limit, modify or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange.

Shares in the different Monetta Funds may be exchanged at relative net asset value.

When you exchange shares through a dealer, you may be charged a service fee or commission for each transaction.

Redemption by Checkwriting - Government Money Market Fund Only

An investor in the Government Money Market Fund may request on the Share Purchase Application that the Government Money Market Fund provide redemption checks drawn on the fund. Checks may be in amounts of $500 up to $50,000.
The shares redeemed by check will continue earning dividends until the check has cleared. Checks will not be returned. If selected on the Application Form, a book of 10 checks and 2 deposit forms will be sent to the shareholder. Additional checks and deposit forms will be sent to the shareholder, upon request, for a fee of $5.00 per book. This amount will be deducted from the shareholder's account. In order to establish this checkwriting privilege after an account has been opened, the shareholder must send a written request to the Monetta Government Money Market Fund, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. A fee of $25 will be charged for each stop payment request. If there are insufficient shares in the shareholder's account to cover the amount of the redemption by check, the check will be returned marked "insufficient funds" and a fee of $25 will be charged to the shareholder's account. Because dividends on the fund accrue daily, checks may not be used to close an account, as a small balance is likely to result. The Checkwriting Privilege is only available to the Government Money Market Fund Shareholders. The Checkwriting Privilege is not available for IRAs or other retirement accounts.

Redemption Price

The redemption price will be the net asset value per share of the fund next determined after receipt by the Transfer Agent of a redemption request in good order. This means that your redemption request (including a telephone exchange request) must be received in good order by the Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) to receive the net asset value calculated that day. The principal value and return on your investment will fluctuate and, on re-demption, your shares may be worth more or less than your original cost.

General Redemption Policies

You may not cancel or revoke your redemption request once instructions have been received and accepted. The Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Funds if you have any question about requirements for a redemption before submitting your request. If you wish to redeem shares held by one of the tax-sheltered retirement plans sponsored by the Adviser, special procedures for those plans apply (See "Tax-Sheltered Retirement Plans"). If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).

Your redemption request must be sent to the Transfer Agent. If a redemption request is sent directly to the Funds, it will be forwarded to the Transfer Agent and will receive the redemption price next calculated after receipt by the Transfer Agent. If you redeem shares through an investment dealer, the dealer will be responsible for promptly forwarding your request to the Funds' Transfer Agent. The Funds generally pay proceeds of a redemption no later than seven days after proper instructions are received. If you attempt to redeem


<Page 34>


shares within 15 days after they have been purchased by check, a Fund may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected.


Each of the Fund and Trust have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 and have the option to redeem shares in-kind under certain circumstances. More information on in-kind redemptions can be found in the SAI.


During periods of volatile economic and market conditions, you may have difficulty placing your redemption or exchange by telephone, which might delay implementation of the redemption or exchange. Use of the Telephone Redemption or Exchange Privilege authorizes the Funds and the Transfer Agent to tape-record all instructions to redeem shares. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used.

Because of the relatively high cost of maintaining smaller accounts, if for any reason, including general stock market declines, your balance falls below $1,000 and you are not enrolled in the AIP, you will be given 30 days' notice to reestablish the minimum balance or sign up for the AIP. If you do not respond to the notice within the stated time period, the Funds reserve the right to sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your fund position is closed. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

		Dividends, Distributions, and Federal Taxes

The Monetta Fund, Select Technology Fund and Mid-Cap Equity Fund declare and pay income dividends, if any, at least annually. The Balanced Fund pays income dividends, if any, quarterly. The Intermediate Bond Fund declares and pays income dividends monthly. Income dividends of the Government Money Market Fund are declared daily and paid monthly. Capital gains, if any, are distributed by each fund at least annually. Distributions of a fund are automatically reinvested in additional shares of that fund unless you elect payment in cash. Cash dividends can be sent to you by check or deposited directly into your bank account. Call the Transfer Agent at 1-800-241-9772 for more information and forms to sign up for direct deposit.

Each fund reserves the right to reinvest the proceeds and future distributions in additional fund shares at the current net asset value if checks mailed to you for distributions are returned as undeliverable or not presented for payment within six months.

Each fund is a separate entity for Federal income tax purposes. Each fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and, thus, not be subject to Federal income taxes on amounts it distributes to Shareholders.

Each fund will distribute all of its net income and gains to shareholders. Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term gains, regardless of the length of time you have held your shares in a fund. Distributions will be taxable to you whether received in cash or reinvested in shares of a fund. You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you. If you purchase shares shortly before a record date for a distribution, you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for Federal income tax purposes, your original cost would continue as your tax basis.


<Page 35>


If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold Federal income tax, at the then current rate ("backup withholding"), from dividend, capital gain, and redemption payments to you. Your dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the Share Purchase Application, which you should complete and return when you make your initial investment.

			Determination of Net Asset Value

The purchase and redemption price of each fund's shares is its net asset value per share. The net asset value of a share of each fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m. Central Time) by dividing the difference between the values of the fund's assets and liabilities by the number of shares outstanding.
This is referred to as "net asset value per share," which is determined as of the close of regular session trading at the New York Stock Exchange on each day on which that exchange is open for trading.

Valuation

Equity securities held in the Funds' portfolios are generally valued at their market prices. Bonds are generally valued on the basis of quotations provided by pricing services or dealers. In cases when quotations for a particular security are not readily available or the quote is determined not to represent fair value, the Adviser calculates a fair value of the security under procedures established by the Boards. A security's fair value price may result in a price that may be significantly different than its opening price the next day. Further, the use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.


				Shareholder Services

Reporting to Shareholders

You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a fund, as well as periodic statements detailing distributions made by each fund of which you are a Shareholder. You may elect to receive a combined statement for all Funds for which you are a shareholder. In addition, you will receive semi-annual and annual reports showing the portfolio holdings of each fund and annual tax information.
To eliminate unnecessary duplication and demonstrate respect for our environment, we will deliver a single copy of most financial reports and prospectuses to investors who share an address, even if the accounts are registered under different names. Shareholders may request duplicate copies free of charge.

Certain Account Changes

Investors who wish to make a change in their address of record, a change in investments made through an automatic investment plan, or a change in the manner in which dividends are received may do so by calling the Transfer Agent at 1-800-241-9772.


<Page 36>


Automatic Investment Plan

The Funds have an Automatic Investment Plan that permits an existing Shareholder to purchase additional shares of any fund (minimum $25 per transaction) at regular intervals. Under the Automatic Investment Plan, shares are purchased by transferring funds from a Shareholder's checking or savings account in an amount of $25 or more designated by the Shareholder. At your option, the account designated will be debited and shares will be purchased on the date elected by the shareholder. Payroll deduction is available for certain qualifying employers - please call 1-800-MONETTA for further information. If the date elected by the Shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. To establish an Automatic Investment Plan, complete Sections C and Section G of the Shareholder Purchase Application included in this Prospectus and send it to the Transfer Agent. You may cancel this privilege or change the amount of purchase at any time by calling 1-800-241-9772 or by mailing instructions to the Transfer Agent. The change will be effective five business days following receipt of your notification by the Transfer
Agent. A fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $25.00 fee will be imposed by the Transfer Agent if the automatic transaction is rejected or cannot be completed.


Systematic Exchange Plan

The Funds offer a Systematic Exchange Plan whereby a Shareholder may automatically exchange shares (in increments of $1,000 or more) of one fund into any other fund of the Monetta Trust or Monetta Fund, on any day, either monthly or quarterly. The shares to be received upon exchange must be legally available for sale in your state.

Shares may be exchanged at relative net asset value without any additional charge. If you decide to exchange your shares, send a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares". A signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a signature guarantee may be required (See "Redemption of Shares"). Your dealer may charge an additional fee for handling an exchange transaction.

For additional information and a Systematic Exchange Plan form, please call the Transfer Agent at 1-800-241-9772. Before participating in the Systematic Exchange Plan, an investor should consult a tax or other financial advisor to determine the tax consequences of participation.

Systematic Withdrawal Plan

The Funds offer a Systematic Withdrawal Plan for Shareholders who own shares of any fund worth at least $10,000 at current net asset value. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed at regular intervals (on any day, either monthly or quarterly). In electing to participate in the Systematic Withdrawal Plan, investors should realize that, within any given period, the appreciation of their investment in a particular fund may not be as great as the amount withdrawn. A Shareholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying the Transfer Agent at 1-800-241-9772. The Systematic Withdrawal Plan does not apply to shares of any fund held in Individual Retirement Accounts or defined contribution retirement plans. For additional information or to request an application, please call 1-800-241-9772.


<Page 37>


		Tax-Sheltered Retirement Plans

The Adviser offers various tax-sheltered retirement plans. Please call 1-800-MONETTA for booklets describing the following programs and the forms needed to establish them:

Individual Retirement Accounts (IRAs) for employed individuals and their non-employed spouses.

Coverdell Savings Account (formerly Education IRA), providing tax-free earnings growth and tax-free withdrawals for certain higher education expenses (contributions not deductible).

Roth IRA, providing tax-free earnings growth and tax-free withdrawals with greater flexibility, under certain circumstances, than Traditional IRAs (contributions not deductibles).

Savings Incentive Match Plans (Simple-IRAs) permitting employers to provide retirement benefits, including salary deferral, to their employees using IRAs and minimizing administration and reporting requirements.


<Page 38>


			Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through December 31st for each year shown. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request and incorporated by reference into the Statement of Additional Information.


Monetta Fund


					2005		2004		2003		2002		2001
Net asset value, beginning of period	$10.391		$10.252		$7.885		$9.296		$11.779

Income From Investment Operations
  Net investment income			(0.053)		0.012		(0.052)		(0.056)		(0.013) 		  Net gains or losses on securities
   (both realized and unrealized)	1.654		0.139		2.419		(1.355)		(2.470)

Total from investment operations	1.601		0.151		2.367		(1.411)		(2.483)

Less Distributions
  Dividends (from net
   investment income)			0.000		(0.012)		0.000		0.000		0.000     	  Distributions (from
   capital gains)			0.000		0.000		0.000		0.000		0.000     	  Return of Capital			0.000		0.000		0.000		0.000		0.000
Total distributions			0.000		(0.012)		0.000		0.000		0.000

Net asset value, end of period		$11.992		$10.391		$10.252		$7.885		$9.296

Total return				15.40%		1.49%		30.08%		(15.27%)	(21.05%)
Ratios/Supplemental Data
  Net assets, end of period
  ($ in thousands)			$59,325		$58,186		$64,061		$56,401		$74,086
Ratio of expenses to average
  net assets - Gross(a)			1.78%		1.60%		1.81%		1.80%		1.55%
Ratio of expenses to average
  net assets - Net			1.75%		1.43%		1.60%		1.65%		1.49%
Ratio of net investment
  income to average
  net assets				(0.48%)		0.12%		(0.59%)		(0.66%)		(0.12%) 	Portfolio turnover rate			170.2%		385.8%		427.7%		609.1%		469.5%


(a) Gross ratios reflect fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<Page 39>



Select Technology Fund


					2005		2004		2003		2002		2001
Net asset value, beginning of period	$7.964		$8.208		$5.398		$10.414		$13.450

Income From Investment Operations
  Net investment income			(0.349)		(0.206)		(0.264)		(0.158)		(0.125)
  Net gains or losses on securities
   (both realized and unrealized)	0.588		(0.038)		3.074		(4.858)		(2.875)

Total from investment operations	0.239		(0.244)		2.810		(5.016)		(3.000)

Less Distributions
  Dividends (from net
   investment income)			0.000		0.000		0.000		0.000		0.000
  Distributions (from
   capital gains)			0.000		0.000		0.000		0.000		(0.036)
  Return of Capital			0.000		0.000		0.000		0.000		0.000

Total distributions			0.000		0.000		0.000		0.000		(0.036)

Net asset value, end of period		$8.203		$7.964		$8.208		$5.398		$10.414

Total return 				3.02%		(3.05%)		52.04%		(48.13%)	(22.34%)
Ratios/Supplemental Data
  Net assets, end of period
  ($ in thousands)			$1,549		$1,662		$2,016		$1,463		$3,068
Ratio of expenses to average
  net assets-Gross (a)			5.08%		4.07%		5.49%		5.27%		2.91%
Ratio of expenses to average
  net assets-Net (b)			5.05%		3.23%		4.13%		2.50%		2.50%
Ratio of net investment loss to
  average net assets			(4.59%)		(2.72%)		(3.83%)		(2.24%)		(1.10%)
Portfolio turnover rate			101.0%		113.2%		112.8%		104.8%		472.1%


(a) Gross ratios reflect fees paid indirectly.

(b) The net expense ratio is after reimbursed and indirect expenses paid. The expense ratio after reimbursed expenses but before indirect expenses paid would be 4.36%, 3.21% and 2.53% for the years ended December 31, 2003, December 31, 2002 and December 31, 2001, respectively. There were no reimbursed expenses for the year ended December 31, 2005.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<Page 40>



Mid-Cap Equity Fund


					2005		2004		2003		2002		2001
Net asset value, beginning of period	$7.119		$7.100		$4.849		$6.670		$11.802

Income From Investment Operations
  Net investment income			(0.095)		(0.064)		(0.075)		(0.074)		(0.056)
  Net gains or losses on securities
    (both realized and unrealized)	0.952		0.083		2.326		(1.747)		(5.025)

Total from investment operations	0.857		0.019		2.251		(1.821)		(5.081)

Less Distributions
  Dividends (from net
   investment income)			0.000		0.000		0.000		0.000		0.000
  Distributions (from
   capital gains)			0.000		0.000		0.000		0.000		(0.051)
  Return of Capital			0.000		0.000		0.000		0.000		0.000

Total distributions			0.000		0.000		0.000		0.000		(0.051)

Net asset value, end of period		$7.976		$7.119		$7.100		$4.849		$6.670

Total return 				12.08%		0.28%		46.39%		(27.29%)	(43.05%)
Ratios/Supplemental Data
  Net assets, end of period
  ($ in thousands)			$6,913		$7,246		$8,354		$5,540		$8,455
Ratio of expenses to average
  net assets-Gross (a)			2.34%		1.98%		2.11%		2.12%		1.58%
Ratio of expenses to average
  net assets-Net			2.31%		1.70%		1.78%		1.89%		1.45%
Ratio of net investment loss to
  average net assets			(1.29%)		(0.97%)		(1.25%)		(1.31%)		(0.71%)
Portfolio turnover rate			175.0%		311.1%		315.1%		235.8%		328.3%


(a) Gross ratios reflect fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<Page 41>


Balanced Fund


					2005		2004		2003		2002		2001

Net asset value, beginning of period	$10.767		$10.274		$8.660		$10.282		$12.813

Income From Investment Operations
  Net investment income			0.025		0.067		0.065		0.129		0.279              	  Net gains or losses on securities
    (both realized and unrealized)	0.285		0.493		1.617		(1.596)		(2.504)

Total from investment operations	0.310		0.560		1.682		(1.467)		(2.225)

Less Distributions
  Dividends (from net
   investment income)			(0.024)		(0.067)		(0.068)		(0.155)		(0.284)
  Distributions (from
   capital gains)			0.000		0.000		0.000		0.000		(0.022)
  Return of Capital			0.000		0.000		0.000		0.000		0.000

Total distributions			(0.024)		(0.067)		(0.068)		(0.155)		(0.306)

Net asset value, end of period		$11.053		$10.767		$10.274		$8.660		$10.282

Total return 				2.83%		5.55%		19.45%		(14.28%)	(17.34%)
Ratios/Supplemental Data
Net assets, end of period
  ($ in thousands)			$3,733		$3,951		$4,516		$4,318		$6,530
Ratio of expenses to average
  net assets-Gross (a)			2.64%		2.07%		2.05%		1.80%		1.23%
Ratio of expenses to average
  net assets-Net			2.61%		1.66%		1.66%		1.57%		1.10%
Ratio of net investment income to
  average net assets			0.23%		0.63%		0.69%		1.39%		2.58%
Portfolio turnover rate			76.5%		148.6%		120.6%		131.1%		211.5%

(a) Gross ratios reflect fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<Page 42>


Intermediate Bond Fund



					2005		2004		2003		2002		2001

Net asset value, beginning of period	$10.190		$10.500		$10.461		$9.993		$10.352

Income From Investment Operations
  Net investment income			0.319		0.324		0.349		0.425		0.587
  Net gains or losses on securities
    (both realized and unrealized)	(0.215)		(0.079)		0.041		0.473		(0.121)

Total from investment operations	0.104		0.245		0.390		0.898		0.466

Less Distributions
  Dividends (from net
   investment income)			(0.317)		(0.325)		(0.351)		(0.430)		(0.589)
  Distributions (from
   capital gains)			(0.008)		(0.230)		0.000		0.000		(0.210)
  Return of Capital			0.000		0.000		0.000		0.000		(0.026)

Total distributions			(0.325)		(0.555)		(0.351)		(0.430)		(0.825)

Net asset value, end of period		$9.969		$10.190		$10.500		$10.461		$9.993

Total return 				1.05%		2.38%		3.78%		9.24%		4.44%
Ratios/Supplemental Data
  Net assets, end of period
  ($ in thousands)			$8,237		$9,658		$19,051		$26,409		$32,857
Ratio of expenses to average
  net assets-Gross (a)			1.52%		1.19%		0.91%		0.84%		0.73%
Ratio of expenses to average
  net assets-Net			1.52%		1.19%		0.81%		0.76%		0.65%
Ratio of net investment income to
  average net assets			3.15%		2.98%		3.31%		4.21%		5.57%
Portfolio turnover rate			18.3%		61.7%		75.7%		163.9%		263.0%


(a) Gross ratios reflect fees paid indirectly and investment advisory fees waived by the investment advisor. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<Page 43>


Government Money Market Fund


					2005		2004		2003		2002		2001

Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000

Income From Investment Operations
  Net investment income			0.025		0.008		0.006		0.012		0.036
  Net gains or losses on securities
    (both realized and unrealized)	0.000		0.000		0.000		0.000		0.000

Total from investment operations	0.025		0.008		0.006		0.012		0.036

Less Distributions
  Dividends (from net
   investment income)			(0.025)		(0.008)		(0.006)		(0.012)		(0.036)
  Distributions (from
   capital gains)			0.000		0.000		0.000		0.000		0.000
  Return of Capital			0.000		0.000		0.000		0.000		0.000

Total distributions			(0.025)		(0.008)		(0.006)		(0.012)		(0.036)

Net asset value, end of period		$1.000		$1.000		$1.000		$1.000		$1.000

Total return				2.54%		0.86%		0.56%		1.25%		3.67%
Ratios/Supplemental Data
  Net assets, end of period
  ($ in thousands)			$3,214		$3,148		$3,630		$4,075		$4,167
Ratio of expenses to average
  net assets-Gross (a)			2.04%		1.43%		1.58%		1.24%		1.09%
Ratio of expenses to average
  net assets-Net (b)			0.63%		0.49%		0.56%		0.46%		0.38%
Ratio of net investment income to
  average net assets			2.53%		0.85%		0.56%		1.24%		3.61%
Portfolio turnover rate			N/A		N/A		N/A		N/A		N/A

(a) Gross ratios reflect fees paid indirectly and investment advisory fees waived.

(b) The net expense ratio is after reimbursed and indirect expenses paid.
The expense ratio after reimbursed expenses but before indirect expenses paid would be 1.32%, 0.64% and 0.88% for the years ended December 31, 2003, December 31, 2002 and December 31, 2001, respectively. There were no indirect expenses for the year ended December 31, 2005.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<Page 44>


Additional Information            Distributed By Quasar Distributors, LLC

.. Annual and Semi-Annual Reports
.. Statement of Additional Information

The Annual and Semi-Annual Reports contain more detailed information about the Funds' investment strategies and market conditions that significantly affected performance during the most recent fiscal year.

The Statement of Additional Information ("SAI") provides detailed information about the Funds and is incorporated by reference into this Prospectus, making the SAI a legal part of this Prospectus.

Information about the Funds, including these reports, can be obtained without charge (except where noted) upon request.

.. By Telephone		1-800-MONETTA
	        	1-800-684-3416 (TDD)

.. In Person or by mail	1776-A South Naperville Road
			Suite 100
			Wheaton, IL  60187-8133

.. By Internet		www.monetta.com or www.sec.gov
.. By e-mail		info@monetta.com

.. From the SEC		The SEC's Public Reference in Washington, DC.  For
			information on the operation of the Public Reference
			Room, call (202) 942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at public info@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



INVESTMENT COMPANY ACT FILE NO:     Monetta Fund 811-4466
				    Monetta Trust 811-7360



Monetta Family of Mutual Funds                             PRESORTED STANDARD
1776-A South Naperville Road, Suite 100                       U.S. POSTAGE
Wheaton, IL  60187-8133	                                          PAID
                                                                 Monetta

                                    STATEMENT OF ADDITIONAL INFORMATION
                                                                May 1, 2006



MONETTA FAMILY OF MUTUAL FUNDS
1776-A SOUTH NAPERVILLE ROAD, SUITE 100
WHEATON, IL 60187

(1-800-MONETTA)

WWW.MONETTA.COM

MONETTA FUND, INC.


MONETTA TRUST, INCLUDES THE FOLLOWING SERIES:

    .  MONETTA SELECT TECHNOLOGY FUND

    .  MONETTA MID-CAP EQUITY FUND

    .  MONETTA BALANCED FUND

    .  MONETTA INTERMEDIATE BOND FUND

    .  MONETTA GOVERNMENT MONEY MARKET FUND







This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Monetta Funds' Prospectus dated May 1, 2006, which is incorporated by reference into this SAI and may be obtained from the Fund and the Trust at the above phone number or address.


This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI and is also available, without charge, at the above phone number or address.







<PAGE 1>



                               TABLE OF CONTENTS


                                                                  PAGE

THE FUNDS' HISTORY...............................................  3

INFORMATION ABOUT THE FUNDS......................................  3

      Investment Guidelines......................................  3
      Investment Strategies and Risks............................  3
      Investment Restrictions.................................... 12
      Name Policy................................................ 13
      Proxy Voting Policy........................................ 14

DISCLOSURE OF PORTFOLIO HOLDINGS ................................ 14

DIRECTORS, TRUSTEES AND OFFICERS................................. 15

SIGNIFICANT SHAREHOLDERS......................................... 21

SERVICE PROVIDERS................................................ 21

      Investment Adviser and Administrator, Portfolio Managers
            and Sub-Adviser.....................................  21
      Distributor...............................................  24
      Transfer Agent and Custodian..............................  25
      Legal Counsel.............................................  25
      Registered Independent Public Accounting Firm.............  25

DISTRIBUTION OF MONETTA TRUST SHARES - RULE 12b-1 PLAN..........  25

CODE OF ETHICS..................................................  27

BROKERAGE ALLOCATION............................................  27

CAPITAL STOCK...................................................  29

SHAREHOLDER SERVICES............................................  30

TAXATION OF THE FUNDS...........................................  32

PERFORMANCE INFORMATION.........................................  32

FINANCIAL STATEMENTS............................................  35

APPENDIX I - FIXED INCOME SECURITIES RATINGS....................  36

APPENDIX II - PROXY VOTING POLICY...............................  38









<PAGE 2>


THE FUNDS' HISTORY

Monetta Fund, Inc. is an open-end, diversified management investment company that was organized in 1985 as a Maryland corporation. The inception date of the Monetta Fund is 05/06/86.

Monetta Trust is also an open-end, diversified management investment company that was organized as a Massachusetts Trust in 1992. The following funds are each a series of Monetta Trust:



                                                    INCEPTION DATE

  Monetta Select Technology Fund                       02/01/97
     (formerly Small-Cap Fund through 12/02/01)

  Monetta Mid-Cap Equity Fund                          03/01/93

  Monetta Balanced Fund                                09/01/95

  Monetta Intermediate Bond Fund                       03/01/93

  Monetta Government Money Market Fund                 03/01/93



INFORMATION ABOUT THE FUNDS

INVESTMENT GUIDELINES
The investment objectives of the Monetta Fund and each series of the Monetta Trust (the "Funds"), as stated in the Prospectus, differ principally in the types of securities selected for investment and the relative importance each fund places on growth potential, current income and preservation of capital as considerations in selecting investments. Each fund's investment objective is a fundamental policy, which may not be changed without the approval of a majority of the outstanding voting securities of that fund. This means that the approval of the lesser of (i) 67% of the fund's shares present at a meeting, if more than 50% of all of the shares outstanding are present or (ii) more than 50% of all of the fund's outstanding shares is required.


Since each of the Funds are registered, under the Investment Company Act of 1940, (the "1940 Act") as diversified, open-ended investment companies, each fund agrees that it will not own more than 5% of its total assets (valued at the time of investment) in a single issue security. This applies only to 75% of the total assets. That is to say that if it does own more than 5% of its total assets in individual securities, the total of those over 5% cannot exceed 25%.

The Intermediate Bond Fund also may invest in debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests and privately placed debt securities), preferred stocks and marketable common stocks that Monetta Financial Services, Inc. (the "Adviser") considers likely to yield relatively high income relative to cost. Equity securities acquired by conversion or exercise of a warrant will be sold by the fund as soon as possible. The Intermediate Bond Fund will not invest more than 20% of its assets in debt securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable credit quality.


Within the restrictions outlined here, and in the Prospectus, the Adviser has full discretion on the investment decisions of the Funds.

INVESTMENT STRATEGIES AND RISKS
The following is a detailed description, along with associated risks, of the various securities that some or all of the Funds may invest in.

<PAGE 3>


EQUITY SECURITIES
Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small to mid-sized companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares.

CASH MANAGEMENT
For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the fund may temporarily, and without limitation, hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment companies are for the same or similar services as the management fees paid to the fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

DEBT SECURITIES
In pursuing its investment objective, each fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a fund's net asset value but not the income received by a fund from its portfolio securities.* In addition, if the bonds in a fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates these securities are likely to be redeemed and a fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due.

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities".


_______________
*Yields on debt securities available for purchase by a fund vary over time; no specific yield on shares of a fund can be assured.


<PAGE 4>


CONVERTIBLE SECURITIES
Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures, is redeemed or the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature and is generally referred to as its investment value. The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates.

However, at the same time, the convertible security will be influenced by its conversion value, which is the market value of the underlying common stock that would be obtained upon conversion. Conversion value fluctuates directly with the price of the underlying common stock.

By investing in convertible securities, a fund obtains the right to benefit from the capital appreciation potential in the underlying stock, upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Convertible securities purchased by a fund are frequently rated investment grade. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities and may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities.

GOVERNMENT SECURITIES
U.S. government securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. government securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. government securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by


<PAGE 5>

GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. government securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. government securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the fixed income funds reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the fund to "maturity extension risk", which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term


<PAGE 6>

securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the fund is not guaranteed and will fluctuate with the value of the fund's portfolio. Generally when the level of interest rates rise, the value of the fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the fund's investment in government securities is likely to rise.

The fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES
The convertible securities, bonds and other debt securities in which the fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default(see "Appendix I" for a more detailed description of the rating system). Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section titled "Bond Ratings".

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.
The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the fund to dispose of particular issues and may cause the fund to incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

<PAGE 7>


LENDING OF PORTFOLIO SECURITIES
Subject to certain restrictions (see section "Information About the Funds"), the Funds may lend their portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral, in cash or cash equivalents maintained on a current basis, in an amount at least equal to the market value of the securities loaned by these funds. These funds would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral.
These funds would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. These funds would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a Shareholder's vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, these funds could experience delays in liquidating the loan collateral and/or recovering the loaned securities and losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while seeking to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
The Balanced Fund, Intermediate Bond Fund and Government Money Market Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a fund enters into the commitment, the securities may be delivered and paid for 30 days or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. At the time a fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis, assets of the fund having a market value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

REPURCHASE AGREEMENTS
A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Adviser to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience delays in both liquidating the underlying securities and losses, including the possible decline in the value of the collateral during the period while seeking to enforce its rights thereto, possible below-normal levels of income and lack of access to income during this period and expenses of enforcing its rights.

OPTIONS ON SECURITIES AND INDICES
The Balanced Fund and the Intermediate Bond Fund may purchase and sell put and call options on securities and indices, enter into interest rate and index futures contracts and options on futures contracts.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call), or sell to (put), the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying

<PAGE 8>


security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specific multiplier for the index option (an index is designed to reflect specific facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators).

A fund will write call options and put options only if they are "covered."
This means, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, assets having a value at least equal to that amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a fund expires, the fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, the fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when a fund elects to do so. A capital gain or loss will be realized from a closing purchase transaction if the cost of the closing option is less or more than the premium received from writing the option. If the premium received from a closing sale transaction is more or less than the premium paid to purchase the option, the fund will realize a capital gain or loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a fund is an asset of the fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

<PAGE 9>


If trading were suspended in an option purchased or written by a fund, the fund would not be able to close out the option. If restrictions on exercise of options were imposed, a fund might be unable to exercise an option it had purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Balanced Fund and the Intermediate Bond Fund may use interest rate futures contracts, index futures contracts and options on such futures contracts. An interest rate, index or option on a futures contract provides for the future sale by one party, and purchase by another party, of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indices (including, but not limited to, the S&P 500 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to U. S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional types of futures contracts will be developed and traded.

Either fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices, as discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.

In the case of a put option, the opposite is true. Either fund may use futures contracts to hedge against, or increase its exposure to, fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of that fund's securities or the price of the securities that that fund intends to purchase. Although other techniques may be used to reduce or increase a fund's exposure to stock price, interest rate and currency fluctuations, a fund may be able to achieve its desired exposure more efficiently and cost effectively by using futures contracts and futures options.

The Balanced Fund and the Intermediate Bond Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, Board of Trade or similar entity or quoted on an automated quotation system. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure desired. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. In the case of index futures contracts, for example, the composition of the index including the issuers and the weighting of each issue, may differ from the composition of either fund's portfolio. In the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in either fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment

<PAGE 10>


and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the daily limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when either fund seeks to close out a futures or futures option position. The Balanced Fund and the Intermediate Bond Fund may be exposed to possible loss on a position during such an interval and would continue to be required to meet margin requirements until the position was closed. In addition, many of the types of contracts discussed above are relatively new instruments with no significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.



<PAGE 11>


INVESTMENT RESTRICTIONS
THE MONETTA FUND AND EACH OF THE SERIES OF FUNDS IN THE TRUST operates under the following investment restrictions:

1) The Funds, except for the Government Money Market Fund, may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, with respect to 75% of the value of a fund's total assets, except that this restriction does not apply to U.S. government securities;

The Government Money Market Fund may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, except that this restriction does not apply to (i) U.S. government securities or (ii) repurchase agreements;

2) The Funds may not acquire securities of any one issuer, that at the time of investment, represent more than 10% of the outstanding voting securities of the issuer;

3) The Funds may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to U.S. government securities or, for the Government Money Market Fund, to repurchase agreements (for purposes of this Restriction, any repurchase agreements must be collateralized by U.S. government securities);

4) The Funds may not make loans, but this restriction shall not prevent the Funds from buying bonds, debentures or other debt obligations that are publicly distributed or privately placed with financial institutions, investing in repurchase agreements or lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan*);

The above restriction shall not prevent the Government Money Market Fund from purchasing U.S. government securities or entering into repurchase agreements;

5) The Funds may not borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets at the time of borrowing, provided that the fund will not purchase additional securities when its borrowings exceed 5% of total assets;

The Balanced Fund and the Intermediate Bond Fund also may borrow money in connection with transactions for options, futures and options on futures;

6) The Funds may not underwrite the distribution of securities of other issuers except insofar as it maybe deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities subject to legal or contractual restrictions on resale;**

7) The Funds may not purchase and sell real estate or interests in real estate, although the Funds may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

_________________
*Although they have the power to do so, the Balanced Fund and the Intermediate Bond Fund do not intend to lend portfolio securities.
**The Funds do not currently intend to invest in restricted securities.

<PAGE 12>


8) The Funds may not purchase and sell commodities or commodity contracts, except the Balanced Fund and the Intermediate Bond Fund may enter into futures and options on futures;

9) The Funds may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions in connection with transactions in options, futures, and options on futures;

The Balanced Fund and the Intermediate Bond Fund may make margin purchases of securities for contracts on options, futures and options on futures;

10) The Funds may not sell securities short or maintain a short position, except securities that the fund owns or has the right to acquire without payment of additional consideration;

11) The Funds may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Each of the above-noted restrictions is "fundamental." In addition, the Funds are subject to a number of restrictions that may be changed by the Board of Directors of the Fund and Board of Trustees of the Trust, respectively, without Shareholders' approval. Under these non-fundamental restrictions, a fund may not:

1) Invest in companies for the purpose of management or the exercise of control;

2) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation, including any predecessors;

3) Acquire securities of other registered investment companies, except in compliance with the Investment Company Act of 1940 and any applicable state laws;

4) Invest more than 10% of its net assets (valued at the time of such investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

Name Policy
Under normal market conditions, measured at time of investment:

The Select Technology Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of technology-related companies that the Adviser believes to be leading companies in the technology sector. Technology-related companies include companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The primary industries within the technology sector include software, hardware, internet-related business, computer services, telecommunications, fiber optics and semi-conductor manufacturing and equipment. The Adviser determines whether a company is a technology company by consulting Bloomberg<trademark> and other relevant third party sources;


The Mid-Cap Equity Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in companies with market capitalization between $1 billion and $10 billion;


The Intermediate Bond Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, which include a variety of debt

<PAGE 13>


securities, including corporate bonds and notes, government securities and securities backed by mortgages or other assets. In addition, the fund expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.

The Government Money Market Fund invests only in securities issued or guaranteed by the U.S. Government or its agencies maturing in less than thirteen months.

In the event that market fluctuations or shareholder actions cause a fund's investments to fall below Name Policy limits, the fund would act to remedy the situation as promptly as possible, normally within three business days. The fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject the fund to losses or unreasonable risks of loss.


The Funds will mail a notice to their respective shareholders at least sixty
(60) days prior to any fund changing its name or name policy.


Proxy Voting Policy
The Board of Directors of the Fund and the Board of Trustees of the Trust have delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Funds' Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Boards, and which are found in Appendix II.

Monetta Fund, Inc. and Monetta Trust are the only fiduciary clients of the Adviser.

Any material changes to the proxy policies and procedures will be submitted to the Boards for approval. The Boards will be supplied with a summary quarterly report of each fund's proxy voting record.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Boards have adopted policies and procedures relating to disclosure of the Funds' portfolio securities. All of the policies and procedures adopted by the Boards, and all disclosures related to the Funds' portfolio securities made pursuant to those policies and procedures, were adopted and are made with the best interests of the Funds' shareholders in mind. It is the policy of the Adviser to protect the confidentiality of Funds' holdings and prevent the selective disclosure of non-public information concerning the Funds.


The Funds disclose their calendar quarter-end portfolio holdings on its website, http://www.monetta.com, no earlier than 15 calendar days after the end of each quarter. The Funds also disclose their top ten holdings on its website no earlier than 15 calendar days after the end of each month. The top ten and quarter-end portfolio schedules will remain available on the Fund's website at least until it is updated for the next month or quarter, respectively, or until the Fund files with the Securities and Exchange Commission its semi-annual or annual shareholder report or Form N-Q that includes such period. The most recent portfolio schedules are available on the Funds' website, as noted above, or by calling toll free at (800) MONETTA. The Funds may terminate or modify this policy at any time without further notice to shareholders.


Portfolio managers and other senior officers or spokespersons of the Adviser or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons ONLY IF such information has been previously publicly disclosed.

<PAGE 14>


The policies and procedures further prohibit the Funds or nay other person from paying or receiving any compensation or consideration of any type for the purpose of obtaining such information. "Consideration" includes any agreement to maintain assets in a Fund or any other investment company or account managed by the Adviser or any of its affiliated persons.

The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds' custodian and auditors. Portfolio holdings may also be disclosed to other service providers to the Funds, including pricing services, portfolio management and trading systems.

Notwithstanding anything in the policies to the contrary, the Funds' Boards and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the policies. Further, the policies may not be waived, or exceptions made, without the written consent of the Funds' Chief Compliance Officer. All waivers and exceptions involving any of the Funds will be disclosed to the Funds' Boards no later than its next regularly scheduled quarterly meeting.


The portfolio turnover rate for the fiscal year ended December 31, 2005, in the Monetta Fund was 170.2% (385.8% in 2004); in the Mid-Cap Equity Fund was 175.0% (311.1% in 2004); in the Balanced Fund was 76.5% (148.6% in 2004); and in the Intermediate Bond Fund was 18.3% (was 61.7% in 2004). The Monetta Fund, Mid-Cap Equity Fund and the equity portion of the Balanced Fund normally pursues a selling discipline that seeks to preserve capital gains and limit losses. This approach could result in above-average trading volume, especially during periods of decline. Portfolio turnover is a function of individual stock price volatility, reflecting both price direction and volume, which during fiscal 2005 resulted in a relatively lower portfolio turnover rate.


Nothing contained in the policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law.

The Funds' Boards must approve all material amendments to the policies.



                            MANAGEMENT OF THE FUNDS


DIRECTORS, TRUSTEES AND OFFICERS

The following table lists the Board of Directors of the Monetta Fund and Trustees of the Monetta Trust. The Board of Directors and Board of Trustees supervise the business and management of the Fund and the Trust, respectively. The Boards approve all significant agreements between the Fund and the Trust and those companies that furnish services to the Fund and the Trust.


The individuals marked by an asterisk (*) are considered interested persons (as defined in the Investment Company Act of 1940) as a result of their affiliation with various entities, including the Monetta Fund, the Adviser and the Monetta Trust. Mr. Bakos is "interested" solely as a result of his ownership of shares of the Adviser.



<PAGE 15>


The business address for each Director, Trustee and Officer listed below is 1776-A South Naperville Road, Suite 100, Wheaton, IL 60187. Each Director and/or Trustee, as the case may be, serves until his or her retirement, resignation, death or removal.


Name,(Year of Birth) Position(s)        Year Service    Principal                     Number of          Other
                     Held with          Began           Occupation(s) During Past     Portfolios in Fund Directorships
                     Fund                               5 Years                       Complex Overseen   Held by
                                                                                      by Director        Director
                                                                                      /Trustee

INDEPENDENT DIRECTORS/TRUSTEES:
John L. Guy (1952)   Director           1998            Executive Director, Wachovia  6                  None
                     Trustee            1993            Corp. (formerly First Union
                                                        Nat'l Bank), Business
                                                        Banking, General Bank Group,
                                                        from Nov. 1999 through April
                                                        2006.

Marlene Z. Hodges    Director           2001            Controller, Gladson LLC        6                 None
(1948)               Trustee            2001            (privately owned firm
                                                        providing database services
                                                        to consumer packaged goods
                                                        manufacturers and retailers)
                                                        since Jan. 2006; CFO,
                                                        Abraham Lincoln Center from
                                                        March 2003 through Jan.
                                                        2006; Director of Finance
                                                        Sears, Roebuck & Co., from
                                                        1970 retired Nov. 2001.

Mark F. Ogan         Director           1988            Sr. Vice President & Chief      6               Director, JMI-USA,
(1942)               Trustee            1993            Operating Officer, Rand                         Inc.; Director,
                                                        McNally & Company, since                        Montini Catholic High
                                                        July 2003;                                      School.
                                                        President, DuPage Capital
                                                        Management, Ltd., from April
                                                        1995 through July 2003.


INSIDE ("INTERESTED") DIRECTORS/TRUSTEES*:
Robert S. Bacarella*  Principal Executive               Chairman, Chief Executive       6               NONE
(1949)                Officer,                          Officer and President of
                      Fund and Trust   2002             Adviser since April 1997;
                                                        Chairman and Chief Executive
                      Director and                      Officer of Adviser, 1996 to
                      President, Fund  1985             1997; President of Adviser,
                                                        1984 to 1996; Director of
                      Trustee and                       Adviser since 1984.
                      President, Trust 1993


John W. Bakos*        Director         1985             Division Placement Manager,     6               None
(1947)                Trustee          1996             Sears, Roebuck & Co. since
                                                        1969.


<PAGE 16>




Name,(Year of Birth) Position(s)       Year Service    Principal                    Number of          Other
                     Held with         Began           Occupation(s) During Past    Portfolios in Fund Directorships
                     Fund                              5 Years                      Complex Overseen   Held by
                                                                                    by Director/       Director
                                                                                    Trustee



OTHER OFFICERS:
Maria Cesario        Chief Compliance                  For the Adviser:                  -             None
DeNicolo             Officer, Fund                     Chief Compliance Officer
(1949)               and Trust          2004           and Asst. Treasurer since
                                                       Oct. 2004;
                                                       Director since 1995;
                     Principal Financial               Secretary since 1996;  Chief
                     Officer, and Principal            Financial Officer, 1997 to
                     Accounting                        2004; Treasurer, 1996 to
                     Officer            2002 to        2004.
                     Fund and Trust     2004

                                                       For Ambassador Funds:
                     Chief Financial    1998 to        Chief Compliance Officer
                     Officer            2004           since 2004; Chief Financial
                                                       Officer and Treasurer, 2003-
                     Treasurer          1993 to        2004
                       Fund             2004

                       Trust            1994 to        For the Sub-Adviser:
                                        2004           Chief Compliance Officer
                                                       since 2004.
                     Secretary
                       Fund             1998           President of Fund Services
                       Trust            1993           Group, LLC since July 2003.

                     Director, Fund &   2001 to
                     Trustee, Trust     2003


Christina M. Curtis  Assistant
(1962)               Secretary, Fund                   For the Adviser:                   -           None
                     and Trust          1996           Chief Financial Officer and
                                                       Treasurer since 2004;
                                                       Assistant Secretary since
                                                       1996;

                                                       Treasurer of Fund Services
                                                       Group, LLC since July 2003.



Lynn H. Waterloo     Fund and Trust:                   Chief Financial Officer of         -           None
(1957)               Principal                         the Adviser since 2004.
                     Financial
                     Officer and
                     Principal
                     Accounting Officer  2004

                     Chief Financial
                     Officer             2004




None of the Directors or Trustees received or accrued any compensation such as pension or retirement benefits.


<PAGE 17>


The following table sets forth compensation paid by the Monetta Fund and the Monetta Trust to their respective Directors and Trustees during the year ended December 31, 2005:



                                                                        Pension or Benefits    Total Compensation
Name of Person,     Aggregate Compensation  Aggregate Compensation      Accrue as part of      from Fund Complex
Position                   from Fund              from Trust*           fund Expenses          Paid to Directors
Robert S.
Bacarella, Pres.,
Director/Trustee(1)             $0                     $0                       $0                     $0
John W. Bakos,
Director/Trustee(1)          1,000                  1,000                        0                  2,000
John L. Guy,
Director/Trustee             2,500                  2,500                        0                  5,000
Marlene Z. Hodges
Director/Trustee             2,000                  2,000                        0                  4,000
Mark F. Ogan,
Director/Trustee             2,500                  2,500                        0                  5,000


*The aggregate compensation paid by the Trust to each Trustee is allocated as a percent of Net Assets among each series of the Trust.

(1) Directors and/or Trustees who are interested persons, including all employees of the Adviser, receive no compensation from the Fund or the Trust. Compensation reflected above is for the period of January through December 2005 and was paid by the Adviser.

(2) The Monetta Fund Complex consists of the Monetta Fund, Inc. and the series of funds of the Monetta Trust. Neither the Monetta Fund nor the Monetta Trust offers any retirement or deferred compensation benefits to the members of the Boards of Directors.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS/TRUSTEES

Audit Committee
The Fund and Trust have an Audit Committee, which is comprised entirely of independent Directors and Trustees. Mark Ogan and John Guy currently sit on the Audit Committee. The Audit Committee reviews financial statements and other audit-related matters for the Fund and the Trust. The Audit Committee also holds discussions with management and with the Registered Independent Public Accounting Firm concerning the scope of the audit and the auditor's independence. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met twice during calendar year 2005. The Audit Committee operates under a written charter.

Nominating Committee
The Nominating Committee was created in 2000 and is comprised entirely of independent Directors and Trustees. Mark Ogan and John Guy currently sit on the Nominating Committee. The Nominating Committee meets as often as deemed appropriate by the members. The Nominating Committee did not meet during calendar year 2005. The Fund and the Trust do not elect directors or trustees annually, since each director or trustee serves until retirement, removal, resignation or death. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors and Board of Trustees, and reviews and makes recommendations concerning the compensation of the independent Directors and Trustees. The Nominating Committee does not have a charter. When the Boards determine to seek a candidate to become a director or trustee, the Committee will review men or women of proven character and talents who qualify as an independent director or trustee. The specific talents sought by the Committee will depend on perceived needs at the time the


<PAGE 18>


vacancy arises. The Committee has the authority to retain third parties that may receive compensation for identifying or evaluating candidates. When the Boards seek a candidate, the Committee may consider recommendations of qualified candidates from a variety of sources, including other directors or trustees (including non-interested directors or trustees) and shareholders. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Monetta Fund and Monetta Trust, at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187.


Executive Committee
The Executive Committee which includes Robert Bacarella, Marlene Hodges (effective February 7, 2005), and Mark Ogan(effective May 9, 2005 and from January 1 2005 through May 9, 2005, John Bakos was a member of the Executive Committee) meets between meetings of the Boards and is authorized to exercise all of the Boards' powers. In particular, the Executive Committee meets to review and make recommendations concerning pricing of the Fund's or Trust's portfolio securities when a particular security cannot be properly valued. The Executive Committee met twelve times via telephone or electronic mail during 2005 to approve the monthly dividend distributions.


Compensation Committee
Neither the Fund nor the Trust has a Compensation Committee.

DIRECTORS' AND TRUSTEES' FUND HOLDINGS
As of December 31, 2005, the Directors and Trustees had invested the following amounts in the Fund, the Trust and in all funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,000-100,000 and over $100,000:


                                                                                            Total Invested in
NAME                    MONETTA FUND               MONETTA TRUST                            ALL Funds*

Robert S.               over $100,000              Select Technology                        over $100,000
Bacarella                                            Fund over $100,000
                                                   Mid-Cap Equity Fund over $100,000
                                                   Balanced Fund $50,000-100,000
                                                   Bond Fund over $100,000
                                                   Gov't Money Market
                                                     Fund over $100,000
John W. Bakos           $10,001-$50,000            Select Technology Fund $1-10,000         $10,000-50,000
                                                   Mid-Cap Equity Fund None
                                                   Balanced Fund None
                                                   Bond Fund None
                                                   Gov't Money Market Fund None
John L. Guy             $1-10,000                  Select Technology Fund None              $1-10,000
                                                   Mid-Cap Equity Fund $1-10,000
                                                   Balanced Fund None
                                                   Bond Fund None
                                                   Gov't Money Market Fund None
Marlene Z. Hodges       $1-10,000                  Select Technology Fund None              $1-10,000
                                                   Mid-Cap Equity Fund None
                                                   Balanced Fund None
                                                   Bond Fund None
                                                   Gov't Money Market Fund None
Mark F. Ogan            $1-10,000                  Select Technology Fund None              $1-10,000
                                                   Mid-Cap Equity Fund $1-10,000
                                                   Balanced Fund None
                                                   Bond Fund None
                                                   Gov't Money Market Fund None


*Total invested in all funds is the aggregate dollar range of investments in all six funds overseen by each individual Director and Trustee and managed by the Adviser.


No director who is not an interested person of the Funds, nor immediate family members, owns beneficially or of record securities of the Trust's or Fund's

<PAGE 19>


investment adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with the above listed companies.

Directors' and Trustees' Affiliations and Transactions
None of the independent Directors and Trustees (or their immediate family members) own any securities issued by the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies. Robert Bacarella and John Bakos own shares of the Adviser and are considered inside Directors and Trustees.

None of the independent Directors and Trustees (or their immediate family members) during the last two calendar years have had any direct or indirect interest, the value of which exceeds $60,000, in the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the independent Directors or Trustees (or their immediately family members) have had any material interest in any transaction, or series of transactions, during the last two calendar years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Monetta Fund, Monetta Trust, any series of the Monetta Trust, an officer of the Monetta Fund or the Monetta Trust, any fund or hedge fund managed by the Adviser, or the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the independent Directors or Trustees (or their immediately family members) have had any direct or indirect relationships during the last two years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Monetta Fund, Monetta Trust, any series of the Monetta Trust, an officer of the Monetta Fund or the Monetta Trust, any fund or hedge fund managed by the Adviser, or the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the officers of the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies have served during the last two years on the board of directors of a company where an independent Director or Trustee (or their immediate family members) served as an officer.

<PAGE 20>


SIGNIFICANT SHAREHOLDERS


At March 31, 2006, the Adviser of the Monetta Trust owned 2,879 shares of the Select Technology Fund and 11,249 shares of the Balanced Fund, which represented 1.51% and 3.45%, respectively, of the issued and outstanding shares of beneficial interest.

Shares of the Fund and Trust owned, as a group, by the Adviser, Trustees and Officers, as of March 31, 2006, were as follows:

                                                                     ADVISER
                                                               TRUSTEES & OFFICERS
                                                           SHARES           % OF FUND
Monetta Fund                                               64,363               1.35%
Select Technology Fund                                     27,475              14.44%
Mid-Cap Equity Fund                                        30,175               3.79%
Balanced Fund                                              23,155               7.10%
Intermediate Bond Fund                                     53,274               6.69%
Government Money Market Fund                              561,240              17.95%

The share ownership for the Trustees and Officers as a group includes the following shares owned by the Adviser over which Mr. Bacarella exercises voting control: 2,879 shares of the Select Technology Fund and 11,249 shares of the Balanced Fund.

Ownership of a significant percentage of the outstanding shares of the Select Technology Fund and Government Money Market Fund reduces the number of other shares that must be voted in accordance with the Adviser's vote to approve or disapprove any proposal requiring the approval of the Shareholders of the Trust or of the Fund.

The following table sets forth as of March 31, 2006, the name and holdings of each person known by the Funds to be a record owner of more than 5% of the outstanding shares of the respective fund. Other than as indicated below, the Funds are not aware of any shareholder who beneficially owns more than 5% of the Funds' total outstanding shares. Monetta Mid-Cap Equity Fund: 11.6% U.S. Bank N.A. Cust, Virgil Pontarelli, IRA. Monetta Trust Intermediate Bond Fund: 6.3% Robert S. Bacarella; 6.0% Amodeo Family Limited Partnership. Monetta Gov't Money Market Fund: 16.8% Robert S. and Kathleen A. Bacarella JTWROS; 8.9% Richard-Midway Funeral Home, Profit Sharing Plan. Monetta Select Technology Fund: 7.2% Robert S. Bacarella and Kathleen A Bacarella JTWROS. The above accounts should be addressed: C/O Monetta Financial Services, Inc., 1776-A South Naperville Rd. Suite 100 Wheaton, IL 60187. Monetta Balanced Fund: 9.1% Lehman Brothers, Inc., 70 Hudson Street, 7{th} Floor Jersey City, NJ 07302-6599.



SERVICE PROVIDERS

The Funds utilize the services of various providers to conduct the daily activities of the Funds. Each of the service providers described below fulfills a specific function and is necessary to ensure the efficient operation to the Funds.

INVESTMENT ADVISER AND ADMINISTRATOR, PORTFOLIO MANAGERS AND SUB-
ADVISER
The investment adviser for the Monetta Fund and Monetta Trust is Monetta Financial Services, Inc., ("MFSI"). Under separate Investment Advisory Agreements, dated December 3, 2001, the Adviser provides various services to

<PAGE 21>


the Monetta Fund and Monetta Trust. A description of the responsibilities of the Adviser appears in the "Management" section of the Prospectus. The Adviser's affiliate, Fund Services Group, LLC ("FSG"), provides administrative services to the Monetta Fund and Monetta Trust. FSG is 45.5% owned by Monetta Financial Services, Inc. and 45.5% owned by Ambassador Capital Management, LLC (sub-adviser to Monetta Trust). The remaining 9% is owned by the employees of Fund Services\ Group, LLC. Administrative/accounting fees charged by FSG may be paid by the Funds to the extent permitted under the Advisory Agreements dated December 3, 2001.

Robert S. Bacarella owns 76.7% of the outstanding voting stock of the Adviser. John W. Bakos owns 2.2%, and Maria C. De Nicolo owns 1.1% of the outstanding voting stock of the Adviser.


Legal Proceedings

On February 26, 1998, the Securities and Exchange Commission (the "commission") issued an order instituting public administrative cease-and-desist proceedings entitled "In the matter of Monetta Financial Services, Inc., et al." (File no.3-9546) against Monetta Financial Services, Inc., Robert S. Bacarella, and certain former trustees or directors of mutual funds advised by the Adviser. The action generally alleges that the defendants violated various provisions of the federal securities laws regarding securities issued by third parties in initial public offerings in 1993 which were allocated partly to trustees or directors of publicly-traded mutual funds advised by the Adviser, and partly to the mutual fund and other clients of the adviser. The order was contested. The Commission found that the Adviser violated section 206(2) of the Investment Advisers Act. All other charges against the Adviser were dismissed. In October 2005, the adviser was issued a censure, and paid a monetary penalty of $40,000 bringing this matter to a close. All charges against Mr. Bacarella and unaffiliated trustees were vacated.


For the services provided to the Funds, the Adviser is paid a monthly fee, based on a percentage of the average net assets of each fund. Investment management fees paid by each fund, for the fiscal years ended December 31, 2005, 2004 and 2003, are as follows:


                                    Investment Management Fees



FUND                                    2005                     2004                      2003

Monetta Fund                        $541,230                 $557,112                  $569,974
Monetta Trust-
  Select Technology Fund              11,337                   12,962                    14,163
  Mid-Cap Equity Fund                 51,484                   55,847                    53,975
  Balanced Fund                       15,230                   16,723                    17,831
  Intermediate Bond Fund              31,247                   44,985                    84,894
  Government Money Market Fund         6,849                    8,436                     9,698


Investment management fees waived for the Government Money Market Fund, for the fiscal years ended December 31, 2005, 2004 and 2003, are as follows:

                                             Waived Fees


FUND                                    2005                    2004                      2003

Government Money Market Fund         $6,849                   $8,436                    $9,698




In addition, the Adviser voluntarily reimbursed fund expenses as follows:


<PAGE 22>



                                           Expenses Reimbursed



FUND                                   2005                    2004                      2003

Select Technology Fund                 $-0-                   $ -0-                    $4,355
Government Money Market Fund         31,957                  23,234                    19,828



Portfolio Managers

Other Accounts Managed. The portfolio managers of the Adviser do not manage portfolios other than those of the Monetta Fund and Monetta Trust. The Adviser's only clients are the Investment Companies.

Compensation. Following is a description of the structure of, and method used to determine the compensation received by the funds' portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended December 31, 2005.



Name of                                                                       Method Used to Determine Compensation
Portfolio                  Form of                   Source of                (Including Any Differences in Method
Managers                   Compensation              Compensation             Between Account Types)

Robert S. Bacarella        Salary/Bonus              Monetta                  Robert S. Bacarella receives
                                                     Financial Services, Inc. compensation that is a combination of salary and a bonus based on the profitability of
                                                                              Monetta Financial Services, Inc., the
                                                                              Adviser.

The dollar range of shares beneficially owned, for the year ended
December 31, 2005, are as follows:

Robert S. Bacarella
        Monetta Fund $500,001 - $1,000,000
        Monetta Trust-
          Select Technology Fund $100,001 - $500,000
          Mid-Cap Equity Fund $100,001 - $500,000
          Balanced Fund $100,001 - $500,000
          Intermediate Bond Fund $100,001 - $500,000
          Gov't Money Market Fund $500,001 - $1,000,000


Sub-Adviser

The investment sub-adviser for the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund is Ambassador Capital Management, LLC ("ACM"). ACM is controlled by Brian T. Jeffries, its President and Chief Executive Officer, and Gregory A. Prost, Vice-President, each of whom owns more than 25% of the voting securities of ACM. Under a separate Investment Sub-Advisory Agreement, dated December 3, 2001, with the Adviser, the Sub-Adviser provides investment services for the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fee is paid by the Adviser out of its advisory fee. The Sub-Adviser will be paid at the following annual rate:



Fund                               Asset Level                Fee

Monetta Intermediate Bond Fund    In excess of $30 million  0.10%
Monetta Gov't Money Market Fund   In excess of $30 million   (A)
Monetta Balanced Fund             In excess of $30 million  0.10%(B)

<PAFE 23>


(A) Currently, the Adviser has elected voluntarily to waive the advisory fee subject to review and possible termination by the Adviser at the beginning of each quarter. Should the Adviser elect not to waive the fee, the Adviser will pay the Sub-Adviser 20% of the fee charged to the Monetta Government Money Market Fund for net assets in excess on $30 million.

(B) Applies only to the fixed-income portion of the portfolio, which at December 31, 2005 represented approximately 40% of the portfolio.

The Adviser, from its management fee, paid the Sub-Adviser the following fees:


                                      2005        2004        2003
Monetta Intermediate Bond Fund      $ -0-       $ -0-        $ -0-
Monetta Balanced Fund                 -0-         -0-          -0-
Monetta Gov't Money Market Fund       -0-         -0-          -0-




Name of                                                             Method Used to Determine Compensation
Portfolio             Form of              Source of                (Including Any Differences in Method
Manager               Compensation         Compensation             Between Account Types)

Gary Schaefer         Salary/Bonus         Ambassador               Gary Schaefer receives compensation
                                           Capital Management, LLC  that is a combination of salary and a bonus based on the profitability of Ambassador
                                                                    Capital Management, LLC, the Sub-Adviser.

The dollar range of shares beneficially owned, for the year ended
December 31, 2005, are as follows:

Gary Schaefer
   Balanced Fund $1 - $50,000
   Intermediate Bond Fund $1 - $50,000



For the period ending December 31, 2005, Ambassador Capital
Management, LLC had total assets under management of $581 million, which included $289 million for the Ambassador Money Market Fund, a registered investment company.

A description of the Sub-Adviser appears in the "Management" section of the Monetta Trust's Prospectus.


DISTRIBUTOR
Effective May 1, 2002, the shares of each fund are offered for sale on a continuous basis through Quasar Distributors, LLC, ("Distributor"), a registered broker-dealer, pursuant to written Distribution Agreements with the Monetta Fund and the Monetta Trust. Prior to May 1, 2002, the Funds were distributed through Funds Distributor, Inc. The agreements with Quasar are initially for a period of two years and will then continue from year to year, provided such continuance is approved annually (i) by a majority of the Board members or by a majority of the outstanding voting securities of each fund and (ii) by a majority of the Board members who are not parties to the Agreements or interested persons of any such party. There are no sales commissions or charges directly to shareholders of the Monetta Trust, and for the Monetta Fund, the Adviser pays all the fees and expenses of the Distributor.


As agent, the Distributor offers shares of the Monetta Fund to investors at net asset value, without sales commissions or other sales load. The Distributor offers all of the Funds' shares only on a best-efforts basis.

<PAGE 24>


The distribution of shares for each fund of the Monetta
Trust is discussed below.

Quasar Distributors, LLC's principal business location is 615 East Michigan Street, Milwaukee, WI 53202.

TRANSFER AGENT AND CUSTODIAN
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street,
3rd Floor, Milwaukee, Wisconsin 53202, acts as the transfer agent and U.S. Bank, N.A., 425 Walnut Street, 6th floor,
Cincinnati, Ohio, 45201 is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law.
The Funds may invest in obligations of the custodian and may purchase from, or sell securities to, the custodian.


LEGAL COUNSEL
The legal counsel for the Monetta Fund and the Monetta
Trust is Seyfarth Shaw LLP, 55 E. Monroe Street, Suite
4200, Chicago, Illinois 60603.


REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
The Registered Independent Public Accounting Firm for the
Funds is KPMG LLP, 303 East Wacker Drive, Chicago, Illinois
60601. The Registered Independent Public Accounting Firm reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' income tax returns and performs other professional accounting, auditing, and tax services when engaged to do so by the Funds.


DISTRIBUTION OF MONETTA TRUST SHARES - RULE 12B-1 PLAN

Distribution Plans. Each of the funds of the Monetta Trust has adopted Service and Distribution Plans under which reimburse the Distributor for some of its distribution expenses. The Service and Distribution Plans were approved by the Board of Trustees of the Monetta Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940.
Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Service and Distribution
Plan are included in the operating expenses of the Fund.

Payments under the Service and Distribution Plan may be up to an annual rate of 0.25% of the average daily net asset value for each of the funds of the Monetta Trust, except the Government Money Market Fund. For the Government Money
Market Fund, payments may be up to an annual rate of 0.10% of the average daily net asset value of its shares. Since inception, however, the Board of Trustees has elected to waive the Distribution and Service (12b-1) Fees for the Government Money Market Fund. This waiver may be discontinued, however if the Board of Trustees so elects.
Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling shares, servicing its shareholders and maintaining its shareholder accounts. Normally, servicing fees are paid at an annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each fund of the Monetta Trust.

<PAGE 25>


Additional Information Concerning the Distribution Plans.
In addition, to the extent that any investment advisory fees paid by the funds of the Monetta Trust may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of fund shares within the meaning of Rule 12b-1, the Service and Distribution Plans authorize the payment of such fees.

The Service and Distribution Plans continue annually so long as they are approved in the manner provided by Rule
12b-1 or unless earlier terminated by vote of the majority of the Independent Trustees or a majority of a fund's outstanding class of shares. The Distributor is required to furnish quarterly written reports to the Board of Trustees detailing the amounts expended under the Service and Distribution Plans. The Service and Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule
12b-1. Currently, Rule 12b-1 provides that as long as the Service and Distribution Plans are in effect, the Monetta
Trust must commit the selection and nomination of candidates for new Independent Trustees to the sole discretion of the existing Independent Trustees.

The principal types of activities, for which 12b-1 payments have been made and/or incurred, for the Monetta Trust
(excluding the Government Money Market Fund), during the fiscal year ended December 31, 2005, are as follows:


                             Select Technology   Mid-Cap Equity    Balanced Fund          Bond Fund
                                   Fund              Fund
Advertising                                 $0               $0               $0                 $0
Printing and mailing of
  Prospectus to other than
  current shareholder                        0                0                0                  0
Compensation to
  personnel                                  0                0                0                  0
  Compensation to Broker-
  Dealers                                  261            1,344            2,342             18,542

Compensation to Sales
  Personnel                                  0                0                0                  0
  Other -State
  registration filing fees                   0            6,361            2,109                 90
Other -Distributor
  charges                                3,554            5,664            5,780              5,261
Other -Marketing
  expenses                                   0            3,898                0                  0


It is the opinion of the Board of Trustees that the 12b-1 Plan is necessary to maintain a flow of subscriptions to offset redemptions and to encourage sales of shares to permit the funds of the Monetta
Trust to reach an economically viable size.
Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become unprofitable. Furthermore, an extended period of significant net redemptions may be detrimental to the orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund.
Additional benefits may accrue from net sales of shares relative to portfolio management and increased shareholder servicing capability. Increased assets enable a fund to further diversify its portfolio, which spreads and reduces


<PAGE 26>

investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff, which can respond more effectively and promptly to shareholder's inquiries and needs.

CODE OF ETHICS

The Adviser, Sub-Adviser, the Fund and the Trust have
Codes of Ethics designed to ensure that the interests of the Funds' shareholders come before the interests of the people who manage the Funds. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any equity securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Funds' compliance officer.

BROKERAGE ALLOCATION

The Adviser has discretion to select brokers, dealers and market makers to execute portfolio transactions.
The main objective is to seek the best combination of net price and execution for the Funds. When executing transactions for the Funds, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

All securities transactions, of the Intermediate Bond
Fund and the Government Money Market Fund, in 2005,
2004 and 2003, respectively, were executed on a principal basis. That is to say, a mark-up or mark-down was taken by the broker rather than the broker charging a separate commission.

In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities
Exchange Act of 1934), statistical quotations
(specifically the quotations necessary to determine the Funds' asset values) and other information provided to the Funds or the Adviser. The Adviser is also authorized to cause the Funds to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Funds' investment portfolios. In some cases, such information, including data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. In general, however, the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects useful to the Adviser in advising the Funds.

<PAGE 27>


The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by the Funds. However, the respective Boards recognize that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. In compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the respective Boards that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Adviser in performing services for others.

Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Adviser, it may develop that the same investment decision is made for a fund and one or more other advisory clients. If a fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.


As provided for by Rule 6-07 under Regulation S-X, the Funds may enter into "Directed Brokerage Payment
Arrangements". In directed brokerage arrangements, the Funds can use their commission dollars to offset fund-operating expenses such as transfer agent fees, custodial fees, audit and legal fees, and printing of shareholders reports. As of December 31, 2005, arrangements had been made with various brokers, although these arrangements do not necessitate the use of the respective broker. Various fund expenses paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax and printing, for the years ended December 31, 2005 and December 31, 2004 are as follows: Monetta Fund,
$14,045 and $96,093; Select Technology Fund, $559 and
$14,447; Mid-Cap Fund, $1,711 and $20,934; Balanced
Fund, $1,044 and $17,024, respectively.


The Adviser and its affiliates, Officers, Directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities or derivatives of companies held, purchased or sold by the Funds. The Adviser has adopted guidelines to avoid any conflict of interest between the interests of Monetta Trust, Monetta Fund, affiliates, Officers,
Trustees, Directors and employees. In any situation where the potential for conflict exists, transactions for the Funds take precedence over any Adviser or affiliate transactions. Guidelines include a restriction on trading in any security which the Adviser knows, or has reason to believe, is being purchased or sold or considered for purchase or sale by a mutual fund until these transactions have been completed or considered abandoned.

For the fiscal years ended December 31, 2005, 2004 and 2003, aggregate brokerage commissions of each fund were as follows:




FUND                          2005                 2004                 2003

Monetta Fund                  $260,469             $666,997              $733,579
Monetta Trust -
  Select Technology Fund         7,267               11,819                15,705
  Mid-Cap Equity Fund           40,939               97,270               112,667
  Balanced Fund                  8,406               19,651                21,583



<PAGE 28>



For the fiscal years ended December 31, 2005, 2004 and 2003, aggregate dollar amounts of transactions involving the payment of commissions by each fund were as follows:



Monetta Fund                2005                   2004                2003

Agency trades               $188,138,544           $365,388,545        $388,106,370
Principal trades                     -0-              7,997,955                   1
     Sub-total               188,138,544            373,386,500         388,106,371
Short-term securities         81,038,767            256,609,068         389,504,459
Total transactions           269,177,311            629,995,568         777,610,830


Monetta Trust-
Select Technology Fund       2005                  2004                2003

Agency trades               $3,208,264             $4,100,447          $4,400,388
Principal trades                   -0-                    -0-                 -0-
     Sub-total               3,208,264              4,100,477           4,400,388
Short-term securities        1,076,601              1,014,613           2,030,700
Total transactions           4,284,865              5,115,060           6,431,088



Mid-Cap Equity Fund          2005                  2004                2003
Agency trades                $24,573,571           $45,219,105         $41,894,434
Principal trades                      27                   -0-             103,144
     Sub-total                24,573,598            45,219,105          41,997,578
Short-term securities          7,780,600            20,273,430          22,782,383
Total transactions            32,354,198            65,492,535          64,779,961



Balanced Fund                  2005                2004                2003
Agency trades                  $5,140,193          $10,390,420         $8,149,544
Principal trades                  648,059            2,080,696                -0-
     Sub-total                  5,788,252           12,471,116          8,149,544
Debt/Short-term
securities                      2,366,830            3,231,981          7,295,016
Total transactions              8,155,082           15,703,097         15,444,560



CAPITAL STOCK AND OTHER SECURITIES

MONETTA FUND
The Fund has one class of capital stock, $0.01 par value. Each full share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund (fractional shares have the same rights, proportionally, as full shares). Fund shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.
The obligations and liabilities associated with ownership, or shares, in the Fund are limited to the extent of the shareholder's investment in the Fund.
Voting rights are non-cumulative so that the holders of more than 50% of the shares voting in any election may, if they so choose, to elect all of the Directors of the Fund.

MONETTA TRUST
Under the terms of the Trust's agreement and Declaration of Trust ("Declaration of Trust"), the
Trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the Trustees. All shares issued are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights. Each Fund's shares are entitled to participate pro-rata in any dividends and other distributions declared by the Board of Trustees with respect to shares of that Fund. All shares of a Fund have equal rights in the event of liquidation of that Fund.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations.

<PAGE 29>


However, the Declaration of Trust disclaims liability of the Shareholders, Trustees and Officers of the Trust for acts or obligations, of any fund, which are binding only on the assets and property of that fund.
The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by the Trust of the Board of Trustees. The Declaration of Trust provides for indemnification out of a fund's assets of all losses and expenses of any fund shareholder held personally liable for the fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the fund itself is unable to meet its obligations. The risk of a particular fund incurring financial loss as a result of an unsatisfied liability of another fund of the Trust is also believed to be remote since it would also be limited to claims to which the disclaimer did not apply and to circumstances in which the other fund was unable to meet its obligations.

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings.
However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment advisory agreement. On any matters submitted to a vote of Shareholders, shares are voted by individual series and not in the aggregate, except when voting in the aggregate is required by the Investment Company Act of 1940 or other applicable laws. Shares of a fund are not entitled to vote on any matter not affecting that fund. All shares of the Trust vote together in the election of Trustees.

The Trustees serve indefinite terms of unlimited duration. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after any such appointment, have been elected by the shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of the two-thirds of the outstanding shares of the Trust. A trustee may be removed with or without cause upon the written declaration of a majority of the Trustees.


SHAREHOLDER SERVICES

Buying and Selling Shares
Detailed information regarding the purchase, redemption and exchange of fund shares is contained in the Funds' Prospectuses, which are available free of charge by calling our toll-free number (1-800-
MONETTA).

The Funds reserve the right to suspend or postpone redemptions of shares of any fund during any period when (a) trading on the New York Stock Exchange
("NYSE") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the
NYSE is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of such fund not reasonably practicable.

The Monetta Fund and the Monetta Trust have each elected to be governed by Rule 18f-1, under the 1940
Investment Company Act, pursuant to which both are obligated to redeem shares of each fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of that fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash but may be paid wholly or partly by a distribution of securities in kind.

Valuation of Funds' Shares
Each fund's net asset value is determined on days on which the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New
Year's Day, the third Monday in January, the third
Monday in February, Good Friday, the last Monday in
May, Independence Day, Labor Day, Thanksgiving and

<PAGE 30>


Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

For purposes of calculating the net asset value per share, the assets of the Funds are valued as follows:

1) VALUATION - Securities for which market quotations are readily available at the time of valuation are valued on that basis. Each security traded on a national stock exchange is valued at its last sale price on that day, and, in the case of securities reported on the NASDAQ National Market System, is valued based on the NASDAQ Official Closing Price. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and ask prices. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Boards, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by a fund for which these valuation methods do not produce a fair value are valued by a method that the Boards believe will determine a fair value.

2) VALUATION OF GOVERNMENT MONEY MARKET FUND - Government Money Market Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
     Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Boards. In connection with the Government Money Market Fund's use of amortized cost and the maintenance of the fund's per-share net asset value of $1.00, the Trust has agreed (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to the fund's objective of maintaining relative stability of principal and not in excess of 90 days,
     (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines represent minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Trustees.

The Trust has established procedures reasonably designed to stabilize the fund's price per share as computed for the purpose of sales and redemptions at $1.00. Those procedures include review of the fund's portfolio holdings by the Board of Trustees at such intervals as it deems appropriate to determine whether the fund's net asset values calculated by using available market quotations or market equivalents deviate from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from the Adviser's matrix or values obtained from an independent pricing service. Any such service may value the fund's investments based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuations.

In connection with the fund's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, the fund might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the fund's net asset

<PAGE 31>


value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, will be examined by the Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair results.
Actions which the Board might take include (i) selling portfolio instruments prior to maturity to realize capital gains or losses (ii) shorten average portfolio maturity (iii) increasing, reducing, or suspending dividends or distributions from capital or capital gains or (iv) redeeming shares in kind. The
Board might also establish a net asset value per share by using market values, which may result in a deviation of net asset value from $1.00 per share.


TAXATION OF THE FUNDS

Each fund, since inception has qualified, and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue
Code of 1986 (the "Code"), as amended. Such qualification exempts the Funds from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to the shareholders.

PERFORMANCE INFORMATION

Yield
The Balanced Fund and Intermediate Bond Fund may quote yield figures from time to time. Yield is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

The Yield formula is as follows:

YIELD = 2(((a-b/cd) + 1) - 1)

a = dividends and interest earned during the period (for this purpose, the fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated);

b = expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

d = the net asset value of the fund.

The Intermediate Bond Fund's yield for the 30 days ended
December 31, 2005, was 3.55%.


Current or Effective Yield
The Government Money Market Fund may quote a "Current
Yield" or "Effective Yield", or both, from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period.
The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net
Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account
Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

<PAGE 32>


The Yields are then computed as follows:

Current Yield    = NET CHANGE IN ACCOUNT VALUE X 365
                   ---------------------------   ---
                   Beginning Account Value        7

Effective Yield  = (1 + NET CHANGE IN ACCOUNT VALUE) 365/7 - 1
                   --------------------------------
                   Beginning Account Value

In addition to fluctuations reflecting changes in net income of the fund resulting from changes in income earned on its portfolio securities and in its expenses, the fund's yield also would be affected if the fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00
(see "Shareholder Information" in the Prospectus and
"Valuation of Fund Shares" herein). Portfolio changes resulting from net purchases or net redemptions of fund shares may affect yield.
Accordingly, the fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The fund's yield is not assured, and its principal is not insured, however, the fund will attempt to maintain its net asset value per share at $1.00.


For the seven days ended December 31, 2005, the Government Money Market Fund's current seven-day yield was 3.98% and the effective yield was 4.06%.


Performance Data
From time to time, each fund may give information about its performance by quoting figures in advertisements and sales literature. These performance figures are based on historical results and are not intended to indicate future performance.
"Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     ERV = P(1+T)(n)

      P = the amount of an assumed initial investment of $1,000 in fund shares;

      T = average annual total return;

      n = number of years from initial investment to the end of the period

      ERV = ending redeemable value of $1,000 investment held until the end of such period.

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

"Average Annual Total Return After Taxes on
Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by each of the Funds. Average annual total return after-taxes on distributions is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

<PAGE 33>


     P(1+T)(n) = ATV(D)

      P = hypothetical initial payment of $1,000

      T = average annual total return (after taxes on distributions)

      n = number of years

      ATV(D) = ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

"Average Annual Total Return After Taxes on
Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of each fund's shares. Average annual total return after taxes on distributions and sale of fund shares is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)(n) = ATV(DR)

      P = hypothetical initial payment of $1,000

      T = average annual total return (after taxes on distributions and redemption)

      n = number of years

      ATV(DR) = ending redeemable value, after taxes on fund distributions and redemption, at the end of the period of a hypothetical
                $1,000 payment made at the beginning of
                such period

Advertising Information
In advertising and sales literature, a fund may compare its yield and performance with that of other mutual funds, indices or averages of other mutual funds, indices of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indices or averages differs from that of the Funds. Comparison of a fund to an alternative investment should be made with consideration of differences in features and expected performance.

All of the indices and averages used will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A fund may also note its mention in newspapers, magazines or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention a fund include, but are not limited to, the following:

      Business Week               Los Angeles Times
      Changing Times              Money
      Chicago Tribune             Mutual Fund Letter
      Chicago Sun-Times           Morningstar
      Crain's Chicago Business    Newsweek
      Consumer Reports            The New York Times
      Consumer Digest             Pensions and Investment
      Financial World             Personal Investor
      Forbes                      Stanger Reports
      Fortune                     Time
      Investor's Daily            USA Today
      Kiplinger's                 U.S. News and World Report
      L/G No-Load Fund Analyst    The Wall Street Journal

<PAGE 34>



When a newspaper, magazine, or other publication mentions a fund, such mention may include (i) listings of some or all of the fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the fund, including price-earnings ratios, earnings, growth rates and other statistical information and comparisons of that information to similar statistics for the securities comprising any of the indices or averages listed above and (iii) descriptions of the fund's or a portfolio manager's economic and market outlook.

A fund's performance is a result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that described above may be useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The Funds may also compare their performances to various stock indices (groups of unmanaged common stocks), including Standard & Poor's 500 Stock Index, the Value Line Composite Average, the Russell
Indices, the NASDAQ Composite Index, the Dow Jones
Industrial Average or to the Consumer Price Index or groups of comparable mutual funds, including rankings determined by Lipper Analytical Services, Inc. (an independent service that monitors the performance of over 1,000 mutual funds), Morningstar, Inc. or that of any another service.

The Funds may also cite its ranking, recognition or other mention by Morningstar. Morningstar's ranking system is based on risk-adjusted total return performance and is expressed in a star-rated format.
The risk- adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly return less the 3-month Treasury bill return) from the fund's load-adjusted total return score. This numerical score is then translated into ranking categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, and next 22.5% labeled two star, and the bottom 10% one star. A high ranking reflects either above-average performance or below-average risk or both.

FINANCIAL STATEMENTS

The financial statements for the Funds, including the Statement of Assets and Liabilities and the Statement of Operations for the fiscal year ended December 31, 2005, and the Statements of Changes in Net Assets for the fiscal years ended December 31, 2005 and 2004, are included in the Funds' Annual Report to shareholders for the fiscal year ended December 31, 2005. Also included in the Annual Report are the financial highlights for the Funds. The Annual Report is incorporated herein by reference. You may receive copies of the report, as well as the June 30, 2005
Semi-Annual, without charge by calling 1-800-MONETTA.


<PAGE 35>


APPENDIX I - FIXED INCOME SECURITIES RATINGS

General Ratings Information
A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons. The following is a description of the characteristics of ratings used by Moody's and S&P.

Bond Ratings

Ratings by Moody's
Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in the Aaa Bonds, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during future periods of significant economic change. Uncertainty of position characterizes bonds in this class.

Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract, over any length of time, may be minimal.

Bonds rated Caa are of poor quality. Such issues may be in default or there may be present negative elements with respect to principal or interest.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each of these generic rating classifications in its corporate bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category.

Ratings by Standard and Poor's
Debt rated AAA has the highest rating available. Ability to pay interest and repay principal is extremely strong.

<PAGE 36>


Debt rated AA has a very strong ability to pay interest and repay principal and differs only minimally from the highest rated issues.

Debt rated A has a strong ability to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate ability to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions are more likely to lead to a weakened ability to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Bonds rated BB, B, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties and major risk exposures to adverse conditions.

NOTE: These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Commercial Paper Ratings

Ratings by Moody's
The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

(1)  evaluation of the management of the issuer;
(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4)  liquidity;
(5)  amount and quality of long-term debt;
(6)  trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer;
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

These factors are all considered in determining whether the commercial paper is rated P-2 or P-3.

Ratings by Standard & Poor's
The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics.

Paper rated A-1 must have the following characteristics:
1) liquidity ratios are adequate to meet cash requirements,
2) long-term senior debt is rated A or better,
3) the issuer has access to at least two additional channels of borrowing,
4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry and the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated
A-2 or A-3.


<PAGE 37>



APPENDIX II - PROXY VOTING POLICY

             MONETTA FINANCIAL SERVICES, INC.
                    PROXY VOTING POLICY
                 Adopted:  August 1, 2003

       The Board of Directors of Monetta Financial
Services, Inc. accepts the delegation to vote proxies of the securities held by the Monetta Funds.

       Monetta Financial Services' voting policy is to vote all proxies in what it deems to be in the best interest of the funds' shareholders. The following non-exhaustive list provides the general guidelines and parameters that the Adviser will use in voting for or against a proposal relating to certain issues:


CORPORATE GOVERNANCE


Board of Directors.  Issues include director independence, director compensation and      Generally Vote in Favor
consulting fees, committees, number of directors, term limits, stock ownership by directors, et al.

Capital Structure, Class of Stock and Recapitalization.  Issues include change in state   Generally Vote in Favor
or country of incorporation (i.e., reincorporation), separate classes of stock, et al.

Compensation Plans.  Issues include CEO and executive compensation, stock option plans,   Vote on a
bonuses, severance packages (e.g., golden parachutes), management incentive plans,        Case by Case Basis
pension plans, et al.

General Corporate Governance.  Issues include election of directors, classified boards,   Generally Vote in Favor
confidential voting, cumulative voting, liability and indemnification of management or directors, ratification of independent auditors, super-majority voting, shareholder proposals, change in charter or by-laws, et al.

Takeovers and Significant Corporate Events.  Issues include mergers and acquisitions,     Vote on a
anti-greenmail proposals, increase in authorized common stock, poison pills, shareholder  Case by Case Basis rights, spin-offs, opt-out of state antitakeover law, et al.


SOCIAL ISSUES


Democracy and Human Rights.  Issues include political and religious freedoms, protection   Vote on a
of indigenous people, et al.                                                               Case by Case Basis

Diversity.  Issues include composition of boards of directors, equal opportunity           Vote on a
employment, non-discrimination policies (e.g., policies on race, gender, sexual            Case by Case Basis
orientation and disability), et al.

Environment.  Issues include activity in certain locales (e.g., Alaska), climate change    Vote on a
and global warming, environmental and social disclosure, use of certain materials or       Case by Case Basis
chemicals, genetically modifies food and agricultural products, nuclear power, recycling, reduction and clean-up of toxics, animal rights, et al.

Global Finance.  Issues include debt cancellation for poor countries, et al                Vote on a
                                                                                           Case by Case Basis

Health and Safety.  Issues include pricing of drugs and pharmaceuticals, tobacco, et al.   Vote on a
                                                                                           Case by Case Basis

Workplace.  Issues include labor relations, vendor/supplier standards, labor rights,       Vote on a
sweatshops, child labor, et al.                                                            Case by Case Basis

Militarism and Violence.  Issues include sale of firearms, landmines, space-based weapons, Vote on a
weapon sales to foreign governments, et al.                                                Case by Case Basis

Political Contributions.  Issues include soft money contributions, reporting of political  Vote on a
contributions, et al.                                                                      Case by Case Basis


<PAGE 38>

                                   FORM N-1A
                               MONETTA FUND, INC.
                                 May 1, 2006
             SECURITIES ACT OF 1933 Post-effective amendment no. 32
                                      and
                INVESTMENT COMPANY ACT OF 1940 Amendment no. 34


                  PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

NOTE: As used herein the term "Registration Statement" refers to the registration statement of registrant on form N-1A, no. 33-1398.

(a)(1) Amended and restated charter of registrant (1)

(a)(2) Articles supplementary dated February 4, 1992 (2)

(a)(3) Articles of amendment dated February 14, 1992 (2)

(b)    Bylaws of registrant (amended and restated 11/10/88) (1)

(c)    Form of stock certificate (2)

(d) Investment Advisory Agreement with Monetta Financial Services, Inc., dated December 3, 2001 (3)

(e) Distribution Agreement with Quasar Distributors, LLC dated May 1, 2002 (3)

(f)    None

(g) Custody agreement with U.S. Bank, N.A. dated October 25, 1985 (formerly Firstar Trust Company and First Wisconsin Trust Company) (2)

(h) Transfer Agent Agreement with U.S. Bancorp Fund Services, LLC dated October 28, 1985 (formerly Firstar Trust Company and First Wisconsin Trust Company) (2)

(i)    Opinion and consent of counsel dated April 27, 2006

(j)    Consent of independent auditors (KPMG)

(k)    Not Applicable

(l)    Subscription agreement (2)

(m)    None

(n)    None

(p)    Code of Ethics (5)

(q) Other Exhibits. Powers of Attorney of John W. Bakos, John J. Guy, Jr., Mark F. Ogan and Marlene Z. Hodges as Directors of Monetta Fund, Inc., dated April 29, 2003 (4)

(1) Previously filed as an exhibit to post-effective amendment no. 4 to the Registration Statement, and incorporated herein by reference.

(2) Previously filed as an exhibit to post-effective amendment no. 17 to the Registration Statement, and incorporated herein by reference.

 (3) Previously filed as an exhibit to post-effective amendment no. 25 to the Registration Statement, and incorporated herein by reference.

(4) Previously filed as an exhibit to post-effective amendment no. 26 to the Registration Statement, and incorporated herein by reference.

(5) Previously filed as an exhibit to post-effective amendment no. 31 to the Registration Statement, and incorporated herein by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the captions "Investment Adviser" and "Directors/Trustees and Officers" is incorporated by reference.

ITEM 25.  INDEMNIFICATION

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 9.01 of Article IX of the bylaws of the registrant (exhibit 2 to this amendment, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Monetta Financial Services, Inc. ("MFSI"), registrant's investment adviser, also acts as investment adviser to Monetta Fund, Inc. The directors and officers of MFSI are: Robert S. Bacarella, Chairman, President and Director; Lynn H. Waterloo, Chief Financial Officer and Treasurer; and Maria C. DeNicolo, Chief Compliance Officer and Secretary. The information in the Statement of Additional Information under the heading "Directors/Trustees and Officers" describing the principal occupations and other affiliations of Mr. Bacarella, Ms. Waterloo and Ms. DeNicolo are incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) As of the date of the last post-effective amendment filing, Quasar Distributors, LLC (the "Distributor") also acts as principal underwriter for the following investment companies:

CULLEN FUNDS TRUST
COUNTRY MUTUAL FUNDS TRUST
THE HENNESSY MUTUAL FUNDS, INC.
THE HENNESSY FUNDS, INC.
KIT COLE INVESTMENT TRUST
EVEREST FUNDS
BRANDYWINE ADVISORS FUND (EXCEPT FOR BRANDYWINE BLUE FUND)
LIGHT REVOLUTION FUND, INC.
IPS FUNDS
THE JENSEN PORTFOLIO
FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
THE LINDNER FUNDS
AHA INVESTMENT FUNDS
WEXLER TRUST, THE MUHLENKAMP FUND
MUTUALS.COM, THE GENERATION WAVE FUNDS
FIRST AMERICAN FUNDS, INC.
FIRST AMERICAN INVESTMENT FUNDS, INC.
FIRST AMERICAN STRATEGY FUNDS, INC.
FIRST AMERICAN CLOSED END FUNDS
ZODIAC TRUST, CONNING MONEY MARKET PORTFOLIO
CCMA SELECT INVESTMENT MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     CCMA SELECT MONEY MARKET FUND
     CCMA SELECT INTERNATIONAL CORE EQUITY FUND
CCM ADVISORS FUNDS MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     Limited Maturity Fixed Income Master Portfolio
     Full Maturity Fixed Income Master Portfolio
     Diversified Equity Master Portfolio
     Balanced Master Portfolio
GLENMEDE FUND, INC. MULTIPLE SERIES TRUST
     GOVERNMENT CASH PORTFOLIO
     TAX-EXEMPT CASH PORTFOLIO
     CORE FIXED INCOME
     STRATEGIC EQUITY PORTFOLIO
     INSTITUTIONAL INTERNATIONAL PORTFOLIO
     INTERNATIONAL PORTFOLIO
     SMALL CAPITALIZATION VALUE PORTFOLIO
     LARGE CAP VALUE PORTFOLIO
     SMALL CAPITALIZATION GROWTH PORTFOLIO
     CORE VALUE PORTFOLIO
DAL INVESTMENT COMPANY
FORT PITT CAPITAL FUNDS
MW CAPITAL MANAGEMENT FUNDS
QUINTARA FUNDS
JACOB INTERNET FUND

QUASAR CLIENTS DUE TO FFDI MERGER, EFFECTIVE 10/1/01:
ADVISOR SERIES TRUST MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     AMERICAN TRUST ALLEGIANCE FUND
     AVATAR ADVANTAGE BALANCE FUND
     AVATAR ADVANTAGE EQUITY ALLOCATION FUND
     CAPITAL ADVISORS GROWTH FUND
     CHASE GROWTH FUND
     EDGAR LOMAX VALUE FUND
     HOWARD EQUITY FUND
     THE JACOBS FUND
     NATIONAL ASSET MANAGEMENT CORE EQUITY FUND
     SEGALL BRYANT & HAMILL MID CAP FUND
     THE AL FRANK FUND
     THE ROCKHAVEN FUND
     THE ROCKHAVEN PREMIER DIVIDEND FUND
BRANDES INVESTMENT TRUST, BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND, BUILDERS FIXED INCOME FUND, INC.
DESSAUER FUND GROUP, THE DESSAUER GLOBAL EQUITY FUND
FFTW FUNDS, INC.
HARDING LOEVNER FUNDS, INC.
INVESTEC FUNDS
KAYNE ANDERSON FUNDS
PIC INVESTMENT TRUST FUNDS [PROVIDENT INVESTMENT COUNSEL]
PROFESSIONALLY MANAGED PORTFOLIOS (PMP), MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     AVONDALE HESTER TOTAL RETURN FUND
     HARRIS BRETALL SULLIVAN & SMITH GROWTH FUND
     JC EDWARDS EQUITY MASTERS FUND
     LIGHTHOUSE CONTRARIAN FUND
     PORTFOLIO 21
     PZENA FOCUSED VALUE FUND
     THE OSTERWEIS FUND
     U.S. GLOBAL LEADERS GROWTH FUND
     WOMEN'S EQUITY MUTUAL FUND
PURISMA FUNDS
RANIER FUNDS
RNC FUNDS
SEIX FUNDS, INC.
TIFF INVESTMENT PROGRAM, INC.
TRUST FOR INVESTMENT MANAGERS MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     MCCARTHY INSTITUTIONAL FUND
     SYM SELECT GROWTH FUND
     VILLERE BALANCED FUND
TT INTERNATIONAL

Quasar Distributors, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Quasar Distributors, LLC is a wholly-owned subsidiary of U.S. Bancorp, a publicly traded company on the New York Stock Exchange under the ticker symbol USB. From February 1, 1997 through April 30, 2002, the distributor was Funds Distributor, Inc.

(b) The information required by this Item 27(b) with respect to each director, officer, or partner of Quasar Distributors, LLC is incorporated by reference to Schedule A of Form BD filed by Quasar Distributors, LLC with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-52323).

(c)  Not applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Maria C. DeNicolo
Monetta Financial Services, Inc.
1776-A South Naperville Road, Suite 100
Wheaton, Illinois 60187-8133

ITEM 29.  MANAGEMENT SERVICES

None


ITEM 30.  UNDERTAKINGS

(a)  Not applicable

(b)  Not applicable

(c) Registrant undertakes to furnish each person to whom a prospectus is delivered, upon request and without charge, a copy of Registrant's most recent annual report to shareholders.

(d) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested to do so by the holders of at least 10% of Registrant's outstanding shares of beneficial interest, and in connection with such meeting to comply with the provisions of section 16(c) of the Investment Company Act of 1940.





                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned duly authorized Officer.

          MONETTA FUND, INC.


          By:  /S/ ROBERT S. BACARELLA
               Robert S. Bacarella, President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

NAME                          TITLE                             DATE
/S/ ROBERT S. BACARELLA       Principal Executive Officer,    )
Robert S. Bacarella           Director and President          )
                                                              )
/S/ LYNN H. WATERLOO        Principal Financial Officer and )
Lynn H. Waterloo            Principal Accounting Officer    )
                                                              )
/S/ JOHN W. BAKOS*            Director                        )
John W. Bakos                                                 )
                                                              ) May 1, 2006
/S/ JOHN L. GUY, JR.*         Director                        )
John L. Guy, Jr.                                              )
                                                              )
/S/ MARK F. OGAN*             Director                        )
Mark F. Ogan                                                  )
                                                              )
/S/ MARLENE ZIELONKA HODGES*  Director                        )
Marlene Zielonka Hodges                                       )



* Maria De Nicolo signs this document on behalf of each of the foregoing persons pursuant to the power of attorney filed as Exhibit (q) to this registration statement.

                             /S/ MARIA C. DE NICOLO
                              Maria C. De Nicolo
                              Attorney-in-Fact